UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

GUARANTY BANCSHARES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:__________

2) Aggregate number of securities to which transaction applies:___________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_______

4) Proposed maximum aggregate value of transaction:________

5) Total fee paid:

☐ Fee paid previously by written preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:______________

2) Form Schedule or Registration Statement No.:____________

3) Filing Party:___________

4) Date Filed:______________

16475 Dallas Parkway, Suite 600

Addison, Texas 75001

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, MAY 21, 2025

The 2025 Annual Meeting of Shareholders (the “Meeting”) of Guaranty Bancshares, Inc. (the “Company”) will be held in person at Guaranty Bank & Trust, 100 West Arkansas Street, Mount Pleasant, Texas 75455 on Wednesday, May 21, 2025, beginning at 1:00 p.m., (Central Time), for the following purposes:

1.
To elect three Class I directors to serve on the board of directors of the Company until the Company’s 2028 Annual Meeting of Shareholders or until their successors are duly elected and qualified;
2.
To vote on the amendment of the 2015 Equity Incentive Plan;
3.
To make a non-binding advisory vote on the compensation of the Company’s named executive officers;
4.
To ratify the appointment of Whitley Penn LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025; and
5.
To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

The close of business on March 24, 2025 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournments thereof. A list of shareholders entitled to vote at the Meeting will be available for inspection by any shareholder at the main office of the Company during ordinary business hours for a period of at least ten days prior to the Meeting.

You are cordially invited and urged to attend the Meeting. Regardless of whether you plan to attend the Meeting, you are urged to sign and date the enclosed proxy and return it promptly in the enclosed envelope. If you attend the Meeting, you may vote in person, regardless of whether you have given your proxy. Your proxy may be revoked at any time before it is voted.

By Order of the Board of Directors,

Ty Abston
Chairman of the Board & CEO

Addison, Texas

March 31, 2025

YOUR VOTE IS IMPORTANT. To ensure your representation at the Meeting, you are urged to complete, date, and sign the enclosed proxy and return it in the accompanying envelope at your earliest convenience, regardless of whether you plan to attend the Meeting. No additional postage is necessary if the proxy is mailed in the United States. The proxy is revocable at any time before it is voted at the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2025

This proxy statement, along with our Annual Report to Shareholders, including our Annual Report on Form 10-K for the year ended December 31, 2024, are available free of charge on the following website: gnty.com.

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, MAY 21, 2025

We are providing these proxy materials in connection with our 2025 annual meeting of shareholders, to be held at Guaranty Bank & Trust, 100 West Arkansas Street, Mount Pleasant, Texas 75455 on Wednesday, May 21, 2025, beginning at 1:00 p.m., (Central Time). This proxy statement, the notice of the meeting and the enclosed proxy card are being first sent to our shareholders on or about March 31, 2025.

When we refer in this proxy statement to “we,” “our,” “us,” and “the Company,” we are referring to Guaranty Bancshares, Inc., unless the context indicates otherwise. When we refer to “you” and “your,” we are referring to the shareholder reading this proxy statement.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, MAY 21, 2025

Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), the Company is providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of its proxy materials on the Internet. You may access the following information at our corporate website, gnty.com:

•
Notice of 2025 Annual Meeting of Shareholders to be held on Wednesday, May 21, 2025;
•
Proxy Statement for 2025 Annual Meeting of Shareholders to be held on Wednesday, May 21, 2025;
•
Form of Proxy; and
•
Annual Report to Shareholders, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

ABOUT THE ANNUAL MEETING

Q: When and where will the meeting be held?

A: The meeting is scheduled to take place at 1:00 p.m., Central Time, on Wednesday, May 21, 2025, at Guaranty Bank & Trust, 100 West Arkansas Street, Mount Pleasant, Texas 75455.

Q: What is the purpose of the meeting?

A: This is the 2025 annual meeting of shareholders of the Company. At the meeting, shareholders will act upon the matters outlined in the notice attached to this proxy statement, including the following:

1.
To elect three Class I directors to serve on the board of directors of the Company until the Company’s 2028 annual meeting of shareholders or until their successors are duly elected and qualified;
2.
To make a vote on the amendment (the "2015 Plan Amendment") of the 2015 Equity Incentive Plan (the "2015 Plan");
3.
To make a non-binding advisory vote on the compensation of the Company’s named executive officers (the "Say-on-Pay Vote");
4.
To ratify the appointment of Whitley Penn LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025; and
5.
To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

Q: Who are the nominees for Class I director?

A: The following individuals, who all currently serve as Class I directors, have been nominated for reelection as Class I directors:

Bradley K. Drake	Carl Johnson, Jr.
Kirk L. Lee

The board of directors recommends that you vote FOR the election of each of the Class I director nominees listed above for election to the board of directors.

Q: Who is soliciting my vote?

A: Our board of directors is soliciting your vote for the 2025 annual meeting.

Q: What is a proxy?

A: A proxy is a legal designation of another person, the proxy, to vote on your behalf. By completing and returning the enclosed proxy card, or registering your proxy vote by telephone or over the Internet, you are giving the named proxies, who were appointed by our board, the authority to vote your shares in the manner that you indicate on your proxy card or by phone or Internet. If you intend to vote by telephone or through the website, you should retain the proxy card as you will need the control number printed on your proxy card to vote.

Q: What is a proxy statement?

A: A proxy statement is a document that describes the matters to be voted upon at the meeting and provides additional information about the Company. Pursuant to regulations of the SEC, we are required to provide you with a proxy statement containing certain information when we ask you to sign and return a proxy card to vote your stock at a meeting of the Company’s shareholders.

Q: Who is entitled to vote at the annual meeting?

A: You are entitled to receive notice of and to vote at the 2025 annual meeting if you owned shares of our common stock at the close of business on March 24, 2025, which is the date that our board of directors has fixed as the record date for the meeting. The record date is established by our board as required by Texas law. On the record date, 11,351,712 shares of our common stock were outstanding.

Q: What are the voting rights of the shareholders?

A: Each holder of common stock is entitled to one vote for each share of common stock registered, on the record date, in such holder’s name on the books of the Company on all matters to be acted upon at the annual meeting. Our certificate of formation prohibits cumulative voting.

The holders of at least a majority of the outstanding shares of common stock must be represented at the annual meeting, by attending in person or by proxy, in order to constitute a quorum for the transaction of business. At any annual meeting, whether or not a quorum is present, the chairman of the annual meeting or the holders of a majority of the issued and outstanding common stock, present in person or represented by proxy and entitled to vote at the annual meeting, may adjourn the annual meeting from time to time without notice or other announcement.

Q: What is the difference between a shareholder of record and a “street name” holder?

A: These terms describe how your shares are held. If your shares are registered directly in your name with Computershare Trust Company, N.A., our stock transfer agent, you are considered the shareholder of record with respect to those shares. The proxy statement and proxy card have been sent directly to you by Computershare Trust Company, N.A. at our request.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the shareholder of record of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy statement and proxy card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions your nominee included in the mailing or by following its instructions for voting.

Q: What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Q: What is “householding” and how does it affect me?

A: With respect to eligible shareholders who share a single address, we are sending only one copy of the notice and proxy statement to that address unless we have received instructions to the contrary from any shareholder at that address. Eligible shareholders will continue to have access and receive separate proxy cards. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, a shareholder of record residing at such address who wishes to receive a separate copy of the notice and proxy statement in the future may contact us by mail at Guaranty Bancshares, Inc., 16475 Dallas Parkway, Suite 600, Addison, Texas 75001, Attn: Corporate Secretary, or by phone at (888) 572-9881. Eligible shareholders of record receiving multiple copies of the notice and proxy statement can request householding by contacting us in the same manner. Shareholders who own shares through a bank, broker or other nominee can request householding by contacting the bank, broker or other nominee.

Q: What do I need to do now?

A: The process for voting your shares depends on how your shares are held as described above.

Record Holders. If you are a record holder on the record date for the annual meeting, you may attend the annual meeting and vote in person or you may vote by proxy. If you are a record holder and want to vote by proxy, you may submit voting instructions by telephone by calling 1-800-652-VOTE (8683) and following the instructions provided on the call, or you may vote by Internet by visiting the website envisionreports.com/GNTY and following the instructions for Internet voting on that website. If you are voting by telephone or through the website, you will need to have the control number printed on your proxy card. You may also vote on a paper proxy card enclosed with this proxy. Your proxy card must be received by the Company by no later than the time the polls close for voting at the annual meeting for your vote to be counted at the annual meeting, or you may attend the annual meeting and vote in person. Please note that telephone and Internet voting will close at 11:59 p.m., Central Time, on Tuesday, May 20, 2025.

Voting your shares by proxy will enable your shares of common stock to be represented and voted at the annual meeting if you do not attend the annual meeting and vote your shares in person.

“Street Name” Holders. If you hold your shares in “street name,” your bank, broker or other nominee should provide you with voting instructions. You should follow these instructions to direct your nominee on how to vote your shares. If you complete the voting instructions but fail to indicate voting instructions for one or more of the proposals, then your broker will be unable to vote your shares with respect to the proposal(s) as to which you provide no voting instructions, except that the broker has the discretionary authority to vote your shares with respect to Proposal 4 — the ratification of the appointment of Whitley Penn LLP.

Alternatively, if you hold your shares in “street name” and you want to participate in or vote your shares in the annual meeting, you must register in advance. To register in advance to vote during the annual meeting, you must submit proof of your proxy power (legal proxy) reflecting your GNTY stock holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:00 p.m., Central Time, on May 14, 2025. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare

Guaranty Bancshares Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Note that a broker letter that identifies you as a shareholder is not the same as a nominee-issued legal proxy. After you send your legal proxy to Computershare Trust Company, N.A., you will receive a control number that will allow you to vote your shares prior to the annual meeting by calling 1-800-652-VOTE (8683) and following the instructions provided on the call, or by visiting the website envisionreports.com/GNTY and following the instructions for Internet voting on that website. If you fail to provide your legal proxy prior to the annual meeting, you will not be able to vote your shares in person at the annual meeting.

Q: How does the board of directors recommend that I vote my shares?

A: The board of directors recommends a vote:

• FOR the election of each of the three Class I director nominees;

• FOR the approval of the 2015 Plan Amendment;

• FOR the approval of the compensation paid to the Company's named executive officers; and

• FOR the proposal to ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for the year ending December 31, 2025.

Q: How will my shares be voted if I return my proxy, but don’t specify how my shares will be voted?

A: If you are a record holder who returns a completed proxy card, or votes by phone or Internet, but you do not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

• FOR the election of each of the three Class I director nominees;

• FOR the approval of the 2015 Plan Amendment;

• FOR the approval of the compensation paid to the Company's named executive officers; and

• FOR the proposal to ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for the year ending December 31, 2025.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares, except that the nominee will have discretion to vote on the ratification of the appointment of Whitley Penn LLP (Proposal 4).

Q: What are my choices when voting?

A: Election of Class I Directors (Proposal 1). You may vote FOR or AGAINST, or you may ABSTAIN from voting, with respect to each director nominee.

Amendment to 2015 Equity Incentive Plan (Proposal 2). You may vote FOR or AGAINST the proposal, or you may ABSTAIN from voting on the proposal.

Named Executive Officer Compensation Program / Say-on-Pay Vote (Proposal 3). You may vote FOR or AGAINST the proposal, or you may ABSTAIN from voting on the proposal.

Ratification of Whitley Penn LLP (Proposal 4). You may vote FOR or AGAINST the proposal, or you may ABSTAIN from voting on the proposal.

Q: Can I attend the meeting and vote in person?

A: Yes. All shareholders are invited to attend the annual meeting in person at Guaranty Bank & Trust, 100 West Arkansas Street, Mount Pleasant, Texas 75455. Shareholders of record on the record date for the annual meeting can vote in person at the annual meeting. If your shares of common stock are held in “street name,” then you are not the shareholder of record. See the response to the question “What do I need to do now?—“Street Name” Holders” above on how to vote.

Q: Will I be able to attend the annual meeting physically in person?

A: Yes. All shareholders are invited to attend the annual meeting in person at Guaranty Bank & Trust, 100 West Arkansas Street, Mount Pleasant, Texas 75455. There will be no virtual meeting.

Q: May I change my vote after I have submitted my proxy card?

A: Yes. Regardless of the method used to cast a vote, if a shareholder is a holder of record, they may change their vote by:

• delivering to us prior to the annual meeting a written notice of revocation addressed to: Guaranty Bancshares, Inc., 16475 Dallas Parkway, Suite 600, Addison, Texas 75001, Attn: Corporate Secretary;

• completing, signing and returning a new proxy card with a later date than your original proxy card, provided that such new proxy card is received prior to the annual meeting, and any earlier proxy will be revoked automatically;

• logging onto the Internet website specified on your proxy card in the same manner you would to submit your proxy electronically or by calling the telephone number specified on your proxy card, in each case if you are eligible to do so and following the instructions indicated on the proxy card; or

• attending the annual meeting and voting during the annual meeting, and any earlier proxy will be revoked. However, simply attending the annual meeting without voting will not revoke your proxy.

If your shares are held in “street name” and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, you should contact the broker, bank or other nominee holding your shares in “street name” in order to direct a change in the manner your shares will be voted.

Q: What vote is required to approve each item?

A: Election of Class I Directors (Proposal 1). Because this is an uncontested election, meaning the number of nominees is equal to the number of directors to be elected, each nominee will be elected to the board of directors if the nominee receives a majority of the votes cast, which means that the three Class I director nominees must each receive more votes “for” than “against” to be elected.

Amendment to 2015 Equity Incentive Plan (Proposal 2). The proposal is a vote for the approval of the 2015 Plan Amendment, which (a) extends the term during which we may grant stock options under the 2015 Plan to February 18, 2035, (b) eliminates the evergreen mechanism under which the shares available under the 2015 Plan are automatically refreshed each year, and (c) makes certain other administrative changes. The approval of the proposal requires the affirmative vote of a majority of the votes cast by the shareholders entitled to vote thereon, present in person or represented by proxy at the annual meeting.

Executive Compensation / Say-on-Pay Vote (Proposal 3). The proposal is a non-binding advisory vote for the approval of the executive compensation program. The outcome of the proposal will be considered by the Compensation Committee in future executive compensation decisions. The approval of the proposal requires the affirmative vote of a majority of the votes cast by the shareholders entitled to vote thereon, present in person or represented by proxy at the annual meeting.

Ratification of Whitley Penn LLP (Proposal 4). The approval of the proposal to ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for the year ending December 31, 2025 requires the affirmative vote of a majority of the votes cast by the shareholders entitled to vote thereon, present in person or represented by proxy at the annual meeting.

Q: How are broker non-votes and abstentions treated?

A: A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Brokers, as holders of record, are permitted to vote on certain routine matters, but not on non-routine matters. Your broker has discretionary authority to vote your shares with respect to the ratification of the appointment of Whitley Penn LLP as our independent registered public accounting firm (Proposal 4). In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the election of Class I directors to our board (Proposal 1), the 2015 Plan Amendment vote (Proposal 2), or the Say-on-Pay Vote (Proposal 3).

Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be treated as votes cast for any of the proposals at the annual meeting and will have no effect on the results of such proposals. Because the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with this proposal.

Q: Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the annual meeting?

A: No. None of our shareholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the annual meeting.

Q: What are the solicitation expenses and who pays the cost of this proxy solicitation?

A: Our board is asking for your proxy, and we will pay all of the costs of soliciting shareholder proxies. We may use officers and employees of the Company to ask for proxies, as described below. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding the proxy materials to beneficial owners of the Company’s common stock.

Q: Is this proxy statement the only way that proxies are being solicited?

A: No. In addition to the solicitation of proxies by use of the mail, if deemed advisable, directors, officers and regular employees of the Company may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services.

Q: Are there any other matters to be acted upon at the annual meeting?

A: Management does not intend to present any business at the annual meeting for a vote other than the matters set forth in the notice, and management has no information that others will do so. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter presented at the annual meeting for which advance notice was not received by the Company in accordance with the Company’s Third Amended and Restated Bylaws, or the Bylaws. If other matters requiring a vote of the shareholders properly come before the annual meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Q: Where can I find the voting results of the annual meeting?

A: Preliminary voting results will be announced at the annual meeting. Final voting results will be tallied by the inspector of election after the vote at the annual meeting. We will publish the final voting results in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the annual meeting.

Q: Who can help answer my questions?

A: The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement and the accompanying annual report. If you have additional questions about the proxy statement or the annual meeting, you should contact Guaranty Bancshares, Inc., 16475 Dallas Parkway, Suite 600, Addison, Texas 75001, Attn: Corporate Secretary; telephone (888) 572-9881.

PROPOSAL 1 - ELECTION OF DIRECTORS

General

Our board of directors currently consists of 10 directors. In accordance with the Company’s Certificate of Formation, the members of the board of directors are divided into three classes as equal in number of directors as possible: Class I, Class II and Class III. The members of each class are elected for a term of office to expire at the third succeeding annual meeting of shareholders following their election. The term of office of the current Class I directors expires at the 2025 annual meeting. The terms of the Class II and Class III directors expire at the annual meeting of shareholders in 2026 and 2027, respectively. At the 2025 annual meeting, our shareholders will be asked to elect three persons to serve as Class I directors until the 2028 annual meeting of shareholders or until their successors are elected and qualified.

The Corporate Governance and Nominating Committee has recommended to the board of directors, and the board of directors has approved the nomination of, the following three individuals to serve as Class I directors of the Company until the Company’s 2028 annual meeting of shareholders and each until their respective successor is duly elected and qualified or until their earlier resignation or removal:

Name	Age	Position with Company	Director Since
Bradley K. Drake	54	Director	2013
Carl Johnson, Jr.	69	Director	2003
Kirk L. Lee	63	Director and President	2005

Each of the nominees has previously served as a director of the Company and has agreed to serve as a director, if elected, for an additional term. If any of the nominees should become unable to serve as a director, our board of directors may designate a substitute nominee. In that case, the persons named on the proxy card as proxies may vote for the substitute nominee or nominees recommended by our board of directors. We have no reason to believe that any of the three nominees for election named above will be unable to serve.

Unless authority is expressly withheld, the proxy holders will vote the proxies received by them for the three director nominees listed above. Although each nominee has consented to being named in this proxy statement and to serve if elected, if any nominee should prior to the annual meeting decline or become unable to serve as a director, the proxies will be voted by the proxy holders for such other person as may be designated by the present board of directors.

Pursuant to the Company's Certificate of Formation, directors are elected by a majority of the votes cast in the election of directors, meaning that each candidate must receive more votes "for" than votes "against." However, if there are more nominees for director than there are available directorships, then the directors are elected by plurality, meaning those nominees receiving the most votes "for" will be elected director.

If a director does not receive a majority of the votes cast for their election, our Corporate Governance Guidelines require that the director promptly tender his or her resignation to the board of directors. The Corporate Governance and Nominating Committee will consider whether or not to accept such resignation and provide its recommendation to the full board no later than 60 days after the relevant shareholder meeting based on the factors set forth in our Corporate Governance Guidelines, and the full board of directors will make a final determination, considering such recommendation, of whether to accept or reject the tendered resignation no later than 90 days after the relevant shareholder meeting. The Company will disclose the board's decision, including a full explanation of the process by which the decision was reached, in a public filing with the SEC. If the resignation is accepted by the board, the Corporate Governance and Nominating Committee will recommend to the board of directors whether to reduce the number of directors or to fill the vacant directorship.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE CLASS I DIRECTOR NOMINEES LISTED ABOVE FOR ELECTION TO THE BOARD OF DIRECTORS.

Information Regarding Director Nominees

A brief description of the background of each of the nominees for Class I director is set forth below. No nominee has a family relationship with any other executive officer or director.

Bradley K. Drake. Bradley K. Drake. Mr. Drake has served on our board of directors since 2013 and has served as a director of the Bank since 2007. He currently serves as a member of the Compensation Committee, Corporate Governance and Nominating Committee, Audit Committee, KSOP Committee and the Bank's Executive Committee. Mr. Drake joined Drake Companies LLC in 2006 and currently serves as its Chief Executive Officer. Drake Companies LLC is a construction services company headquartered in Paris, Texas. Mr. Drake graduated with a bachelor of business administration in finance from Texas Tech University in 1993. Mr. Drake’s extensive commercial real estate experience, as well as his knowledge and business relationships throughout the state of Texas, qualify him to serve on our board of directors.

Carl Johnson, Jr. Mr. Johnson has served on our board of directors since 2003 and has served as a director of the Bank since 1991. He is Chairman of our KSOP Committee and serves on our Audit Committee, as a financial expert, and on our Corporate Governance and Nominating Committee and the Bank’s Directors’ Loan Committee, Executive Committee and Trust Committee. Mr. Johnson is a Certified Public Accountant and has been an owner of Baker & Johnson, PC since 1989. Mr. Johnson served as the County Auditor for Titus County from 1992 to 2019. He is a graduate of the University of Texas – Arlington, B.B.A. in Accounting, 1979. Mr. Johnson’s extensive financial and accounting experience qualifies him to serve on our board of directors.

Kirk L. Lee. Mr. Lee serves as President of the Company and as Vice Chairman and Chief Credit Officer of the Bank. Mr. Lee serves as Chairman of the Bank’s Directors’ Loan Committee, is a member of the Bank’s Executive Committee and either chairs or is a member of all the key operational committees of the Bank. Mr. Lee joined the Bank in 1992, serving as President of the Bank’s Paris, Texas office. Mr. Lee served as the President and Chief Credit Officer of the Bank from 2011 until his promotion to Vice Chairman and Chief Credit Officer in 2014. Mr. Lee has served as a director of the Bank since 2002 and a director of the Company since 2005. Mr. Lee has over 35 years of banking experience, and previously worked at the Arkansas State Banking Department as a Bank Examiner Supervisor and worked a number of years in commercial lending and management at another community bank prior to joining us. He is a graduate of Ouachita Baptist University, B.B.A., 1983. In addition, he received a graduate degree in commercial banking from the Southwestern Graduate School of Banking in 1989. His extensive experience in bank regulation and community bank management, coupled with his long-standing business and banking relationships in our markets, qualifies him to serve on our board of directors.

CURRENT EXECUTIVE OFFICERS AND DIRECTORS

General

Our board of directors consists of 10 members, and is divided into three classes of directors, serving staggered three-year terms. Approximately one-third of our board of directors is elected by our shareholders at each annual shareholders’ meeting for a term of three years, and the elected directors hold office until their successors are elected and qualified or until such director’s earlier death, resignation or removal. Our executive officers are appointed by our board of directors and hold office until their successors are duly appointed and qualified or until their earlier death, resignation or removal.

The board of directors of Guaranty Bank & Trust consists of 14 members. All of the Company’s directors serve on the board of directors of Guaranty Bank & Trust, except for Sondra Cunningham. As the sole shareholder of Guaranty Bank & Trust, we elect the directors of the Bank annually for a term of one year and the directors of the Bank hold office until their successors are elected and qualified or until such director’s earlier death, resignation or removal. The executive officers of Guaranty Bank & Trust are appointed by the Bank’s board of directors and hold office until their successors are duly appointed and qualified or until their earlier death, resignation or removal.

Continuing Directors

A brief description of the background of each of our continuing Class III and Class II directors together with the experience, qualifications, attributes or skills that we believe qualifies each director to serve on our board of directors is set forth below. Similar information for each of the current Class I directors, who have each been nominated to continue to serve in such role, has been provided above. No director has any family relationship, as defined in Item 401 of Regulation S-K, with any other director or executive officer.

Name	Age	Position with Company	Position with Bank
Tyson T. Abston	59	Class II Director, Chairman of the Board and Chief Executive Officer	Chairman of the Board and Chief Executive Officer
Richard W. Baker	65	Class II Director	Director
Jeffrey W. Brown	63	Class II Director	Director
James S. Bunch	64	Class III Director	Director
Sondra Cunningham	64	Class III Director and Secretary	Director and Chief Culture Officer
Christopher B. Elliott	56	Class III Director	Director
James M. Nolan, Jr.	64	Class II Director	Director

Tyson T. Abston. Mr. Abston serves as Chairman of the Board and Chief Executive Officer of both the Company and the Bank. Mr. Abston joined the Bank as Senior Vice President in 1997, having previously served four years as an officer of another bank. He has previously served as President of the Bank’s Texarkana, Texas location and as Executive Vice President and President of the Bank. Mr. Abston has served as a director of the Bank since 1999 and a director of the Company since 2002. In 2005, Mr. Abston was elected President and Chief Executive Officer of the Bank and in 2006, he was appointed President of the Company. In 2013, Mr. Abston was appointed Chairman and Chief Executive Officer of both the Company and the Bank. He is also Chairman of the Executive Committee, and either chairs or is a member of all the key operational committees of the Bank. He has served on the boards of the Federal Home Loan Bank of Dallas, Independent Bankers Association of Texas and Texas Security Bank in Dallas. Mr. Abston has also served on various charitable organization boards, including Mount Pleasant Habitat for Humanity, Mount Pleasant Industrial Foundation and the Titus County Child Welfare Board. Mr. Abston is a graduate of the University of North Texas, B.B.A. in Finance, 1988, and Texas A&M University-Texarkana, MBA, 1990. Mr. Abston’s extensive experience in banking, as well as his long-standing business and banking relationships in our markets, qualify him to serve on our board of directors.

Richard W. Baker. Mr. Baker has served on the Company board of directors since 2015 and has served as a director of the Bank since 2013. Mr. Baker serves on our Compensation Committee, Corporate Governance and Nominating Committee, as well as the Bank’s Directors’ Loan Committee, Executive Committee and Trust Committee. Mr. Baker began his career in the utility and equipment trailer industry in 1977 and founded Big Tex Trailer Manufacturing, Inc. in 1982, where he served as President and Chief Executive Officer until 2012, when he partnered with H.I.G. Capital. He continued as CEO and Chairman of Big Tex until 2015 when the Company was sold to Bain Capital and became one of their portfolio companies. He continues to be involved with the company as a shareholder and board member. In 2001, Ernst & Young presented Mr. Baker with the Young Entrepreneur of the Year Award. In 2015, the National Association of Trailer Manufacturers awarded him the Outstanding Member Award, and in 2016, he was honored with the Lifetime Achievement

Award by the Titus County Chamber of Commerce. Mr. Baker is a present and past supporter of several civic and non-profit organizations throughout Titus County and is currently a board member of Titus Regional Medical Center. Recently, Mr. Baker and his wife Kelly, started Ignite Youth Club, Inc., which provides after school and summer enrichment programs for the youth of Titus County. Mr. Baker’s extensive experience in business, manufacturing, ranching and personal investments, as well as his long-standing personal and professional relationships throughout Texas and the United States, qualify him to serve on our board of directors.

Jeffrey W. Brown. Mr. Brown joined the Company board of directors in 2020 and has served as a director of the Bank since 2015. Mr. Brown serves on our Audit and KSOP Committees, as well as the Bank’s Directors’ Loan Committee, Executive Committee and Trust Committee. Mr. Brown is co-founder and managing partner of RoseRock Capital Group in Bryan, Texas where he helps direct the firm’s acquisitions while overseeing all financial and legal concerns of the firm. He is also responsible for developing equity capital resources and assists with investor relations. Mr. Brown has led numerous mergers and acquisitions of both public and private companies with deal values in excess of $5 billion and has led venture capital investments in more than a dozen companies valued in excess of $100 million. He also serves as a board member of Rogers Ventures Enterprises. Mr. Brown has served on numerous boards of directors of both public and private corporations over the last 25 years, frequently participating on audit and executive committees for those entities. He is a graduate of the University of Houston and the South Texas College of Law with a B.A. degree in Finance and Accounting and a J.D., magna cum laude, respectively. Mr. Brown’s extensive financial and legal business experience, as well as his years of experience in the Central Texas area and as a director of the Bank, qualify him to serve on our board of directors.

James S. Bunch. Mr. Bunch was elected to serve on the Company board of directors in 2014 and has served as a director of the Bank since 2012. Mr. Bunch serves as Chairman of the Compensation Committee, and as a member of the Corporate Governance and Nominating Committee, the Audit Committee, and the Bank’s Directors’ Loan and Executive Committees. Since 2006, Mr. Bunch has served as the President and Chief Executive Officer of BWI Companies, Inc., a privately held distribution company that has nine full service distribution locations and 11 secondary locations servicing 17 states in the south and mid-south. BWI Companies, Inc. has 624 employees with annual revenue of approximately $650.0 million. Prior to his appointment as the President and Chief Executive Officer, Mr. Bunch served as Vice President of Sales and as the Texarkana location manager for BWI Companies, Inc. Mr. Bunch has over 36 years of experience managing a complex distribution company and has authored many articles regarding the growth and management of a successful business enterprise. Mr. Bunch has served as President of the National Lawn and Garden Distributors Association and as Chairman of the board of directors for Prokoz (a distributor chemical buying group), Chairman of the board of directors for Gro Group (a distributor lawn and marketing group) and current chair of the Voluntary Purchasing Group (a member-owned fertilizer and chemical manufacturing co-op). Mr. Bunch currently serves or has served on many charitable boards such as Christus St. Michael Hospital Foundation, Methodist Retirement Communities Board of Directors and Water Springs Ranch (a home for neglected children). Mr. Bunch is a graduate of Stephen F. Austin State University, having earned a B.S. in Agriculture and a minor in Business Management in 1983. Mr. Bunch’s extensive management, strategic planning and mergers and acquisitions experience, as well as his community involvement, qualify him to serve on our board of directors.

Sondra Cunningham. Ms. Cunningham was appointed to our board of directors in November 2022. She currently serves as Senior Vice President and Chief Culture Officer of the Bank, and has served as Board Secretary for both the Bank and Holding Company since 2014. She joined the Bank in 1984 and has worked in various areas of the Bank and currently serves on the Bank’s Marketing Committee. Ms. Cunningham’s extensive banking experience and long tenure at the Bank qualify her to serve on our board of directors.

Christopher B. Elliott. Mr. Elliott has served on our board of directors since 2010 and has served as a director of the Bank since 2004. He is Chairman of our Corporate Governance and Nominating Committee and our Audit Committee and serves on our KSOP Committee, Compensation Committee and the Bank’s Directors’ Loan and Executive Committees. Mr. Elliott has served as the managing partner of Kartos Holdings, L.P. since 2006. Kartos Holdings, L.P. owns several automobile dealerships with locations throughout Northeast Texas, as well as the real estate holdings associated with their operations. Mr. Elliott is a graduate of Texas Christian University, B.B.A. in Management, 1990. He is currently a member of the City of Mount Pleasant Airport Advisory Board. Mr. Elliott’s extensive business experience and contacts in our East Texas markets qualify him to serve on our board of directors.

James M. Nolan, Jr. Mr. Nolan joined the Company board of directors in 2020 and has served as a director of the Bank since 2015. Mr. Nolan serves on our Audit, Corporate Governance and Nominating, and Compensation Committee, as well as the Bank’s Directors’ Loan Committee and Executive Committee. Mr. Nolan is a co-founder of Proterra Properties, an integrated real estate firm and investment management company which specializes in new developments and acquisitions. Before co-founding Proterra Properties, he spent a majority of his career with the Vantage Companies, a national real estate developer, where he was integrally involved in the formation of its asset management group. Mr. Nolan also co-founded Dallas City Bank in 2003, serving on its board of directors and several committees until it was acquired by Guaranty Bank & Trust in 2015. Mr. Nolan has participated in many civic activities, which has included a directorship at the Rise School of Dallas. He is a current member of the Salesmanship Club of Dallas and past member of its Foundation Board. He is a graduate of Southern Methodist University with an M.B.A. in Real Estate and Finance and is a licensed real estate broker in the state of Texas. Mr. Nolan’s wealth of real estate and investment experience, particularly in the Dallas / Fort Worth market, as well as his experience as a director of the Bank and former director of Dallas City Bank, qualify him to serve on our board of directors.

Executive Officers

Certain information regarding each of our executive officers, including a brief description of the background of each of the executive officers of the Company who are not also directors, is set forth below. No executive officer has any family relationship, as defined in Item 401 of Regulation S-K, with any other executive officer or director.

Name	Age	Position with Company	Position with Bank
Tyson T. Abston	59	Class II Director, Chairman of the Board and Chief Executive Officer	Chairman of the Board and Chief Executive Officer
W. Travis Brown	43	-----	Senior Executive Vice President and Chief Lending Officer
Lisa Gallerano	64	-----	Executive Vice President and General Counsel
Shalene A. Jacobson	47	Senior Executive Vice President and Chief Financial Officer	Senior Executive Vice President and Chief Financial Officer
Kirk L. Lee	63	Class I Director and President	Vice Chairman of the Board and Chief Credit Officer
Harold E. Lower, II	60	-----	Senior Executive Vice President
A. Craig Roberts	54	-----	Executive Vice President Chief Deposit & Retail Officer
Robert P. Sharp	59	-----	Executive Vice President and Chief Risk Officer

W. Travis Brown. Mr. Brown has been an Executive Officer of the Bank since 2022 and currently serves as Chief Lending Officer. In his capacity as the Chief Lending Officer and Senior Executive Vice President of the Bank, Mr. Brown is responsible for directing the organization's overall lending platform, loan production/underwriting and approval procedures. He works with senior management to define the vision for short-term and long-term loan production, growth, and service objectives. As Chief Lending Officer, he develops strategy, tactics, and performance goals required to achieve bank targeted financial results. In addition, he oversees the production side of the credit underwriting department and is instrumental in identifying, developing and implementing various systems, policies and operational improvements across Guaranty Bank & Trust. He serves as a member on several critical operational committees of the Bank. Mr. Brown joined the Bank in 2017 as the Market President of Austin. He has over eighteen years of commercial banking experience, working with a variety of businesses, investors, and industries. Mr. Brown earned his BBA with honors from St. Edwards University in Austin and his Master’s in Business Administration from the University of Texas at the McCombs School of Business.

Lisa Gallerano. Ms. Gallerano currently serves as Executive Vice President and General Counsel of the Bank. Before joining the Bank in 2021, she spent 5 years as general counsel for a leading international data management and marketing company, where she served as chief legal advisor and headed the legal department. In 2016 she moved to corporate in-house counsel after 28 years in private practice at one of the top 50 global law firms, where she was a partner in the business litigation and counseling practice primarily representing corporate defendants, but also representing corporate plaintiffs in protecting their business interests and opportunities. A current board member of the Dallas Film Society, Inc., she has served on the boards of Shakespeare Dallas, Inc. and Catholic Charities of Dallas, Inc. She is a graduate of the University of Dallas, SMU Dedman School of Law, and the Leadership Dallas Class of 2006 - 2007.

Shalene A. Jacobson. Ms. Jacobson currently serves as Senior Executive Vice President and Chief Financial Officer of the Company. In her capacity as CFO, she is responsible for development and execution of financial and bank-related strategies, production of accurate and timely financial reports, budget compliance and related ad hoc reporting. She also oversees the Banks human resources and information technology functions. Ms. Jacobson serves as an advisory director of the Company and a director of the Bank's board of directors. She also chairs the Bank’s Asset Liability

Management Committee and serves as a member on several other key operational committees of the Bank. Prior to joining the Bank in 2016, she spent 13 years working in public accounting, specializing in financial statement audits and consulting projects for banks and private equity companies. As a result, she has extensive financial and operational knowledge of most banking functions and products. In her consulting role, she aided companies in preparing for initial public offerings and for developing and implementing risk-based audit methodologies, including integration with the Committee of Sponsoring Organizations (COSO) and Sarbanes-Oxley requirements. She has served as a board member or volunteer for various non-profit organizations. Ms. Jacobson received her undergraduate degree, summa cum laude, from Auburn University Montgomery and a Master of Accountancy degree from Auburn University. She is a Certified Public Accountant and Certified Internal Auditor.

Harold E. Lower, II. Mr. Lower currently serves as Senior Executive Vice President. Mr. Lower has been an Executive Vice President of the Bank since 2010 and serves on the Directors’ Loan Committee. He served as a member of the Company board of directors from 2013 through 2015 and a member of the Bank’s board of directors from 2012 through 2015. He also serves as a member on all the key operational committees of the Bank. In his capacity as Senior Executive Vice President of the Bank, Mr. Lower is responsible for the oversight of the Bank's income-generating departments. Mr. Lower joined the Bank in 2009 as a Senior Vice President, having previously served eight years as an officer of a Northeast Texas bank. Mr. Lower has over 30 years of experience in the financial services industry. He is a graduate of Texas A&M University, B.B.A. in Accounting, 1987, and is a licensed Certified Public Accountant.

A. Craig Roberts. Mr. Roberts currently serves as Executive Vice President, Chief Deposit & Retail Officer for the Bank. In addition to commercial lending responsibilities, Mr. Roberts has administrative oversight of the Bank’s deposit and retail portfolio for the 33 locations operated throughout Texas. He, along with his teams, direct the growth and customer experience for all deposits and services. Mr. Roberts serves as a member on key operational committees of the Bank. Mr. Roberts joined the Bank in 1998 as a credit analyst in the Paris market. He has served directly in four markets with Mount Pleasant - Corporate being the most recent. Mr. Roberts has over 25 years of banking experience. He earned his bachelor’s degree from Austin College in Sherman, Texas. Post-graduation, he continued his education with Austin College working on a focus in accounting. He has completed banking programs with American Bank Association - University of Oklahoma, Texas Banker’s Association, Banking on Leaders of Tomorrow - Federal Reserve Bank of Dallas (Houston) Leader Conference and with Southern Methodist University - Cox School of Business and Southwestern Graduate School of Banking. After graduating with honors from Southwestern Graduate School of Banking at SMU in 2004, he later joined the faculty and remains on staff with the program. He has been guest lecturer at the Mays School of Business, Texas A&M University-Commercial Banking Program, North Texas University Banking School and other continuing education programs. He currently serves as a trustee for the Sulphur Springs Independent School District as President, the advisory board for the Texas A&M University-Commerce Banking school and is active in many non-profit organizations in addition to community events.

Robert P. Sharp. Mr. Sharp currently serves as Executive Vice President and Chief Risk Officer for the Bank. In addition to commercial lending responsibilities, Mr. Sharp has administrative oversight of the Bank’s Mount Pleasant and Pittsburg locations, regulatory compliance, loan and deposit operation divisions. Mr. Sharp chairs or serves as a member on all key operational committees of the Bank. Mr. Sharp joined the Bank in 2006 as Senior Vice President, having previously served 23 years with various North Texas banks. Mr. Sharp has over 35 years of banking experience. He is a graduate of Texas Tech University, B.A., 1990, and attended the American British College in Barcelona, Spain. Mr. Sharp also graduated with honors from the Southwestern Graduate School of Banking in 2007. He serves as Vice Chair of the Board of Trustees at Northeast Texas Community College and is a member of the Mount Pleasant Rotary Club.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

General

We are committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. Our board of directors has adopted Corporate Governance Guidelines, which set forth the framework within which our board, assisted by our board committees, directs the affairs of our organization. The Guidelines address, among other things, the composition and functions of the board, director independence, compensation of directors, management succession and review, board committees and selection of new directors. In addition, our board of directors adopted a Code of Conduct and an Insider Trading Policy that apply to all of our directors, officers and employees, as well as a separate Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Our Corporate Governance Guidelines, as well the Code of Conduct, Insider Trading Policy and Code of Ethics, are available on our website at gnty.com. Any amendments to the Code of Ethics, or any waivers of its requirements, will be disclosed on our website, as well as any other means required by the New York Stock Exchange (the "NYSE") rules.

Board Independence

Under the rules of the NYSE, independent directors must comprise a majority of our board of directors. The rules of the NYSE, as well as those of the SEC, also impose several other requirements with respect to the independence of our directors.

Our board of directors has evaluated the independence of its members based upon the rules of the NYSE and the SEC. Applying these standards, our board of directors has affirmatively determined that directors Baker, Brown, Bunch, Drake, Elliott, Johnson and Nolan are “independent directors” under the applicable rules. This group of independent directors include two of the three nominees for Class I director. We have determined that directors Abston, Cunningham and Lee are not “independent directors” under the applicable rules because they are employees of the Company and/or the Bank.

Leadership Structure

Our board of directors meets quarterly and the board of Guaranty Bank & Trust meets monthly. Our board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board of Directors, as the board believes that it is in the best interests of our organization to make that determination from time to time based on the position and direction of our organization and the membership of the board. The board has determined that having our Chief Executive Officer serve as Chairman of the Board of Directors is in the best interests of our shareholders at this time. Our board of directors believes that this structure makes best use of the Chief Executive Officer’s extensive knowledge of our organization and the banking industry. The board views this arrangement as also providing an efficient nexus between our organization and the board, enabling the board to obtain information pertaining to operational matters expeditiously and enabling our Chairman to bring areas of concern before the board in a timely manner.

Because the positions of Chairman and Chief Executive Officer are held by the same person, our board of directors has designated Christopher B. Elliott to serve as Lead Independent Director. Among other things, the Lead Independent Director presides at all meetings of the board at which the Chairman is not present, including executive sessions of the independent directors; serves as liaison between the Chairman and the independent directors; has the authority to call meetings of the independent directors; and if requested by major shareholders, makes himself or herself available for consultation and direct communication.

Board Meetings

Our board of directors held 12 scheduled meetings in 2024. Information regarding meetings of the various committees is described below. All directors attended at least 75% of the board and committee meetings on which they served during 2024. Directors are encouraged to attend annual meetings of our shareholders, although we have no formal policy on director attendance at annual meetings. All of our directors attended the 2024 Annual Meeting of Shareholders.

Board Committees

Our board of directors has established standing committees in connection with the discharge of its responsibilities. These committees include the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and the KSOP Committee. Our board of directors also may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and our corporate governance documents.

Audit Committee

The current members of our Audit Committee are directors Elliott (Chairman), Brown, Bunch, Drake, Johnson and Nolan. Our board of directors has evaluated the independence of each of the members of our Audit Committee and has affirmatively determined that (1) each of the members of our Audit Committee is an “independent director” under NYSE rules, (2) each of the members satisfies the additional independence standards under applicable SEC rules for audit committee service, and (3) each of the members has the ability to read and understand fundamental financial statements. In addition, our board of directors has determined that director Johnson qualifies as a financial expert and has the financial sophistication required of at least one member of the Audit Committee by the rules of the NYSE and as an “audit committee financial expert” under the rules and regulations of the SEC. Our Audit Committee held nine scheduled meetings and three special meetings in 2024.

The Audit Committee assists the board of directors in its oversight of the integrity of our financial statements, the selection, engagement, management and performance of our independent auditor that audits and reports on our consolidated financial statements, the performance of our internal audit function, the review of reports of bank regulatory agencies and monitoring management’s compliance with the recommendations contained in those reports and our compliance with legal and regulatory requirements related to our financial statements and reporting. Among other things, our Audit Committee has responsibility for:

•
selecting and reviewing the performance of our independent auditor and approving, in advance, all engagements and fee arrangements;
•
reviewing reports from the independent auditor regarding its internal quality control procedures and any material issues raised by the most recent internal quality-control or peer review or by governmental or professional authorities, and any steps taken to deal with such issues;
•
reviewing the independence of our independent auditor and setting policies for hiring employees or former employees of our independent auditor and for audit partner rotation and independent auditor rotation in accordance with applicable laws, rules and regulations;
•
resolving any disagreements regarding financial reporting between management and the independent auditor;
•
overseeing our internal audit function;
•
reviewing operating and control issues identified in internal audit reports, management letters, examination reports of regulatory agencies and monitoring management’s compliance with recommendations contained in those reports;
•
meeting with management and the independent auditor to review the effectiveness of our system of internal control and internal audit procedures, and to address any deficiencies in such procedures;
•
monitoring management’s compliance all applicable laws, rules and regulations;
•
reviewing our earnings releases and reports filed with the SEC;
•
preparing the Audit Committee report required by SEC rules to be included in our annual report;
•
reviewing the adequacy and effectiveness of our accounting and financial controls, including guidelines and policies for assessing and managing our risk exposure;
•
establishing and overseeing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential anonymous submission by Company employees of concerns, regarding questionable accounting or auditing matters;
•
reviewing actions by management on recommendations of the independent auditors and internal auditors; and
•
handling such other matters that are specifically delegated to the Audit Committee by our board of directors from time to time.

Our Audit Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Audit Committee is available on our website at gnty.com.

Whitley Penn Fees

The following table presents fees for professional services rendered by Whitley Penn for 2024 and 2023:

	2024	2023
Audit fees	$431,000	$408,647
Audit-related fees	35,500	33,000
Tax fees	40,750	36,125
All other fees	3,000	3,000

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by the independent registered public accounting firm for the audit of our annual financial statements and review of financial statements included in our Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee selects and oversees our independent auditor. In addition, it is required to pre-approve the audit and non-audit services performed by our independent auditor to ensure that they do not impair the auditor’s independence. Federal securities regulations specify the types of non-audit services that an independent auditor may not provide to us and establish the Audit Committee’s responsibility for administration of the engagement of our independent auditors. During 2024, the Audit Committee pre-approved all services provided to us by our independent auditor.

Report of the Audit Committee of the Board of Directors

The Audit Committee’s general role is to assist the board of directors in overseeing the financial reporting process and related matters of the Company and its consolidated subsidiaries, including Guaranty Bank & Trust. Each member of the committee is “independent” as that term is defined by the NYSE rules.

The Audit Committee has reviewed and discussed with management and Whitley Penn the audited financial statements of the Company to be included in its Annual Report on Form 10-K for the year ended December 31, 2024.

The Audit Committee reviewed with the independent auditor, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements and related schedules with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by the standards of the Public Company Accounting Oversight Board, including Auditing Standard No. 16, Communications With Audit Committees, the rules of the SEC, and other applicable regulations. In addition, the Audit Committee discussed with the independent auditor the firm’s independence from our management and the Company, including the matters in the letter from the firm required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and considered the compatibility of non-audit services with the independent auditor’s independence.

Management is responsible for preparing the financial statements in accordance with accounting standards generally accepted in the United States of America with oversight by the Audit Committee. Whitley Penn LLP's responsibility is to plan and perform their audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). In giving its recommendation to the board of directors, the Audit Committee has relied on (1) management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (2) the reports of Whitley Penn LLP with respect to those financial statements.

Based on the review and discussion referenced above, the Audit Committee recommends to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC.

Submitted by the Audit Committee of the Board of Directors

Christopher B. Elliott (Chairman)

Jeffrey W. Brown

James S. Bunch

Bradley K. Drake

Carl Johnson, Jr.

James M. Nolan, Jr.

Compensation Committee

The members of our Compensation Committee are directors Bunch (Chairman), Baker, Drake, Elliott and Nolan. Our board of directors has evaluated the independence of each of the members of our Compensation Committee and has affirmatively determined that each of the members of our Compensation Committee meets the definition of an “independent director” under NYSE rules. Our board has also determined that each of the members of the Compensation Committee qualifies as a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. Our Compensation Committee held four scheduled meetings and two special meetings in 2024.

The Compensation Committee assists the board of directors in its oversight of our overall compensation structure, policies and programs and assessing whether such structure meets our corporate objectives, the compensation of our named executive officers ("NEOs") and the administration of our compensation and benefit plans.

Among other things, our Compensation Committee has responsibility for:

•
reviewing and determining, and recommending to the board of directors for its confirmation, the annual compensation, annual incentive compensation and any other matter relating to the compensation of our NEOs; all employment agreements, severance or termination agreements, change in control agreements to be entered into between any executive officer and us; and modifications to our philosophy and compensation practices relating to compensation of our directors and management;
•
reviewing and determining, and recommending to the board of directors for its confirmation, the establishment of performance measures and the applicable performance targets for each performance-based cash and equity incentive award to be made under any benefit plan;
•
taking all actions required or permitted under the terms of our benefit plans, with separate but concurrent authority;
•
reviewing, approving and administering each of our benefit plans, and performing such other duties and responsibilities as may be assigned to the Compensation Committee under the terms of such plans;
•
reviewing with our Chief Executive Officer the compensation payable to employees other than the NEOs, including equity and non-equity incentive compensation and other benefits and our total incentive compensation program envisioned for each fiscal year;
•
consulting with our Chief Executive Officer regarding a succession plan for our executive officers, including our Chief Executive Officer, and the review of our leadership development process for senior management positions;
•
reviewing the performance of our NEOs;
•
reviewing and discussing with management any compensation discussion and analysis included in our annual meeting proxy statements and any other reports filed with the SEC and determining whether or not to recommend to our board of directors that such compensation discussion and analysis be so included;
•
preparing the Compensation Committee report required by SEC rules to be included in our annual report;
•
overseeing the administration of our equity plans and other incentive compensation plans and programs and preparing recommendations and periodic reports to our board of directors relating to these matters;
•
overseeing and making recommendations to the board of directors regarding the Company’s compliance with SEC rules and regulations regarding shareholder approval of certain executive compensation matters, including advisory votes on executive compensation and golden parachute compensation and approval of equity compensation plans;
•
conducting an annual evaluation of the performance of the Compensation Committee and the adequacy of its charter and recommending to the board of directors any changes that it deems necessary; and
•
handling such other matters that are specifically delegated to the Compensation Committee by our board of directors from time to time.

Our Compensation Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Compensation Committee is available on our website at gnty.com.

Compensation Committee Interlocks and Insider Participation

During 2024, our Compensation Committee consisted of directors Bunch (Chairman), Baker, Drake, Elliott and Nolan. During 2024, no member of our Compensation Committee was an officer or employee of the Company or Guaranty Bank & Trust. During 2024, no member of our Compensation Committee was party to any transaction requiring disclosure in this proxy statement. In addition, none of our executive officers serves or has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

Corporate Governance and Nominating Committee

The members of our Corporate Governance and Nominating Committee are directors Elliott (Chairman), Baker, Bunch, Drake, Johnson and Nolan. Our board of directors has evaluated the independence of each of the members of our Corporate Governance and Nominating Committee and has affirmatively determined that each of the members of our Corporate Governance and Nominating Committee meets the definition of an “independent director” under NYSE rules. Our Corporate Governance and Nominating Committee held two scheduled meetings and one special meeting in 2024.

The Corporate Governance and Nominating Committee assists the board of directors in its oversight of identifying and recommending persons to be nominated for election as directors and to fill any vacancies on the board of directors of the Company and each of our subsidiaries, monitoring the composition and functioning of the standing committees of the board of directors of the Company and each of our subsidiaries, and developing, reviewing and monitoring the corporate governance policies and practices of the Company and each of our subsidiaries.

Among other things, our Corporate Governance and Nominating Committee is responsible for:

•
reviewing the performance of our board of directors and each of our subsidiaries;
•
identifying, assessing and determining the qualification, attributes and skills of, and recommending, persons to be nominated by our board of directors for election as directors and to fill any vacancies on the board of directors of the Company and each of our subsidiaries;
•
reviewing the background, qualifications and independence of individuals being considered as director candidates, including persons proposed by our shareholders;
•
reviewing and recommending to our board of directors each director’s suitability for continued service as a director upon the expiration of their term and upon any material change in their status;
•
reviewing the size and composition of the board of directors of the Company and each of our subsidiaries as a whole, and recommending any appropriate changes to reflect the appropriate balance of required independence, knowledge, experience, skills, expertise and diversity;
•
monitoring the function of our standing committees and recommending any changes, including the director assignments, creation or elimination of any committee;
•
developing, reviewing and monitoring compliance with our corporate governance guidelines and the corporate governance provisions of the federal securities laws and the listing rules applicable to us;
•
investigating any alleged violations of such guidelines and the applicable corporate governance provisions of federal securities laws and listing rules, and reporting such violations to our board of directors with recommended corrective actions;
•
reviewing our corporate governance practices in light of best corporate governance practices among our peers and determining whether any changes in our corporate governance practices are necessary;

•
considering any resignation tendered to our board of directors by a director and recommending the acceptance of such resignation if appropriate;
•
considering questions of possible conflicts of interest involving directors, including operations that could be considered competitive with our operations or otherwise present a conflict of interest;
•
reviewing and approving all related person transactions in accordance with our policy and procedures;
•
overseeing our director orientation and continuing education programs for the board of directors;
•
reviewing its charter and recommending to our board of directors any modifications or changes; and
•
handling such other matters that are specifically delegated to the Corporate Governance and Nominating Committee by our board of directors from time to time.

Our Corporate Governance and Nominating Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Corporate Governance and Nominating Committee is available on our website at gnty.com.

Director Qualifications

In carrying out its functions, the Corporate Governance and Nominating Committee will develop qualification criteria for all potential nominees for election, including incumbent directors, board nominees and shareholder nominees to be included in the Company’s future proxy statements. These criteria may include the following attributes:

•
adherence to high ethical standards and high standards of integrity;
•
sufficient educational background, professional experience, business experience, service on other boards of directors and other experience, qualifications, diversity of viewpoints, attributes and skills that will allow the candidate to serve effectively on the board of directors and the specific committee for which they are being considered;
•
evidence of leadership, sound professional judgment and professional acumen;
•
evidence the nominee is well recognized in the community and has a demonstrated record of service to the community;
•
a willingness to abide by any published code of conduct or ethics for the Company and to objectively appraise management performance;
•
the ability and willingness and ability to devote sufficient time to carrying out the duties and responsibilities required of a director;
•
any related person transaction in which the candidate has or may have a material direct or indirect interest and in which we participate; and
•
the fit of the individual’s skills and personality with those of other directors and potential directors in building a board of directors that is effective, collegial and responsive to the needs of the Company and the interests of our shareholders.

The Corporate Governance and Nominating Committee will also evaluate potential nominees for the Company’s board of directors to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and to determine whether they are “independent” in accordance with applicable SEC and NYSE rules (to ensure that, at all times, at least a majority of our directors are independent). Although we do not have a separate diversity policy, the committee considers the diversity of the Company’s directors and nominees in terms of knowledge, experience, skills, expertise and other demographics that may contribute to the Company’s board of directors.

Prior to nominating or, if applicable, recommending an existing director for reelection to the Company’s board of directors, the Corporate Governance and Nominating Committee will consider and review the following attributes with respect to each existing director:

•
attendance and performance at meetings of the Company’s board of directors and the committees on which such director serves;
•
length of service on the Company’s board of directors;
•
experience, skills and contributions that the existing director brings to the Company’s board of directors;
•
independence and any conflicts of interest; and

•
any significant change in the director’s status, including the attributes considered for initial membership on the Company’s board of directors.

KSOP Committee

The "KSOP" is the Guaranty Bancshares, Inc. Employee Stock Ownership Plan with 401(k) Provisions. The KSOP Committee is responsible for managing the operation and administration of our KSOP. The KSOP Committee serves as the trustee of our KSOP and its members are appointed by our board of directors. The current voting members of our KSOP Committee are directors Johnson (Chairman), Brown, Drake and Elliott. Our KSOP Committee held four scheduled meetings in 2024.

Code of Conduct; Code of Ethics for Chief Executive Officer and Senior Financial Officers

Our board of directors has adopted a Code of Conduct that applies to all of our directors, officers and employees. The Code of Conduct sets forth the standard of conduct that we expect all of our directors, officers and employees to follow, including our Chief Executive Officer and Chief Financial Officer. In addition, our board of directors has adopted a Code of Ethics for the Chief Executive Officer and Senior Financial Officers that applies to our Chief Executive Officer, our Chief Financial Officer and any other officer serving in a finance function and sets forth specific standards of conduct and ethics that we expect from such individuals in addition to those set forth in the Code of Conduct. Our Code of Conduct and our Code of Ethics for the Chief Executive Officer and Senior Financial Officers are available on our website at gnty.com. We expect that any amendments to the Code of Conduct or the Code of Ethics for the Chief Executive Officer and Senior Financial Officers, or any waivers of their respective requirements, will be disclosed on our website, as well as any other means required by NYSE rules or the SEC.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines to assist our board of directors in the exercise of its fiduciary duties and responsibilities and to promote the effective functioning of our board of directors and its committees. Our Corporate Governance Guidelines are available on our website at gnty.com.

Insider Trading Policy

The Company has adopted an Insider Trading Policy which sets forth the procedure regarding trading by insiders in securities of the Company. Our Insider Trading Policy is available on our website at gnty.com and filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. We believe that the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and NYSE listing standards. Our Insider Trading Policy governs the purchase, sale and other dispositions of our securities by our directors, officers and employees. Our executive officers, directors and certain other employees are required to receive pre-clearance approval under our Insider Trading Policy, prior to entering into any transactions in our securities, subject to certain limited exceptions, and may only trade during open trading windows. Employees who are subject to trading restrictions may enter into a trading plan under Rule 10b5-1 under the Exchange Act in compliance with applicable law and the terms of the Insider Trading Policy. Executive officers are prohibited from, among other things, entering into hedging, short sale, option and other derivative transactions involving our securities.

We do not have an outright prohibition on pledging of our securities because we acknowledge that personal circumstances may warrant entrance into such an arrangement instead of selling Company securities. Our Insider Trading Policy generally discourages pledging transactions and requires prior notice and approval of pledging transactions to the Legal Compliance Officer under the Insider Trading Policy.

Shareholder Communications with the Board

The board of directors has established the following procedure to enable anyone who has a concern regarding Guaranty to communicate that concern directly to an individual director, the board as a group, or a specified committee or group, including the independent directors as a group. Any such communication should be made using the following contact information:

Guaranty Bancshares, Inc.

c/o Corporate Secretary

16475 Dallas Parkway, Suite 600

Addison, Texas 75001

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. Communications may be confidential or anonymous. Guaranty will initially receive and process communications before forwarding them to the addressee. Communications may also be referred to other departments within Guaranty. Guaranty generally will not forward to the directors a communication that it determines to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about Guaranty.

Concerns about questionable accounting or auditing matters or possible violations of the Code of Conduct or Code of Ethics for Chief Executive Officer and Senior Financial Officers should be reported under the procedures outlined in the Code of Conduct and Code of Ethics, which are available on Guaranty’s website at gnty.com.

EXECUTIVE COMPENSATION AND OTHER MATTERS

We discuss below our compensation program for our NEOs. Our NEOs for 2024, which consist of our principal executive officer, our principal financial officer and the three other most highly compensated executive officers, are:

•
Tyson T. Abston, Chairman of the Board and Chief Executive Officer;
•
Shalene A. Jacobson, Senior Executive Vice President and Chief Financial Officer;
•
Kirk L. Lee, President;
•
Harold E. Lower, II, Senior Executive Vice President (Bank); and
•
W. Travis Brown, Senior Executive Vice President (Bank) and Chief Lending Officer.

Scope of Authority and Role of the Compensation Committee

The Compensation Committee (the "Committee"), either as a committee or together with the other independent directors of the Company, oversees the compensation of the Company’s NEOs. Our Chairman and Chief Executive Officer annually reviews the performance of each of the Company’s and its subsidiaries’ executive officers (other than himself). The conclusions reached and the compensation recommendations based on these reviews, including with respect to salary adjustments and bonuses, are presented to the Compensation Committee. The Compensation Committee evaluates the Chairman and Chief Executive Officer’s performance in light of the Company's goals and objectives relevant to his compensation and, either as a committee or together with the other independent directors of the Company, determines and approves the Chairman and Chief Executive Officer’s compensation level. The Chairman and Chief Executive Officer is not involved with any aspect of determining his own pay. Specific roles and responsibilities of the Compensation Committee are further described under “CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS – Compensation Committee.”

Executive Compensation Philosophy

The Company has an executive compensation program designed to offer competitive cash and equity compensation and benefits that will attract, motivate and retain highly qualified and talented executives who will help maximize the Company’s financial performance and earnings growth. Our philosophies are intended to align the interests and incentives of our NEOs with those of our shareholders by associating a substantial portion of each NEO's compensation to achievement of performance goals that are consistent with our strategies and include the following principles and objectives:

Pay for Performance

A significant percentage of executive compensation is in the form of at-risk incentive elements that are based on both Company and individual performance against goals and strategies that are aligned with our long-term goals and drive increases in shareholder value

Competitive Total Compensation	We aim to offer competitive compensation that enables us to attract, motivate and retain high-performing executives with the knowledge and skills to successfully execute our strategies
Align NEO Incentives with Shareholder Incentives	A portion of our NEOs’ total compensation is delivered in the form of stock-based incentives
Encourage Long-Term Decision-Making	Our long-term incentive compensation program includes awards with multiyear overlapping performance or restriction periods
Reinforce Strong Risk Management	Our compensation program is designed to incentivize actions that create sustainable shareholder value, thereby minimizing excessive or inappropriate risk-taking
Maintain Strong Culture

Our compensation program includes consideration of non-financial objectives that drive shareholder value including key cultural values such as leadership, teamwork, employee development and community engagement

We compensate our NEOs through a mix of base salary, discretionary cash bonuses, long-term incentive compensation and other benefits, which include, to a certain extent, perquisites. We believe the current mix and value of these compensation elements provide our NEOs with total annual compensation that is both reasonable and competitive within our markets, appropriately reflects our performance and each executive’s particular contributions to that performance, and takes into account applicable regulatory guidelines and requirements.

In general, it is the Company’s compensation policy to target total compensation for each of our executives to be in a competitive range of our peer group (as described below). Actual compensation realized by NEOs is primarily based on the Company’s performance. In addition to the external competitiveness, the Committee evaluates the following factors when making total compensation decisions for the NEOs:

•
Performance (including Company, area of oversight and individual);
•
Experience;
•
Strategic importance;
•
Relationships with regulators, auditors and other stakeholders;
•
Technical implications such as tax, accounting and shareholder dilution; and
•
Advice from our independent compensation consultants.

The Committee does not assign a specific weighting to these factors and may exercise its discretion when making compensation decisions for NEOs. Mr. Abston makes recommendations to the Committee on the pay levels of his direct reports, including other NEOs, for the Committee’s review and approval. The Committee reviews a total compensation report for Mr. Abston annually and uses this report when making total compensation decisions for him. Mr. Abston does not make recommendations to the Committee on his own pay levels. The Committee, in an executive session and without Mr. Abston present, determines the pay levels for Mr. Abston to be ratified by the Board.

The Committee does not maintain a stated policy with regard to the allocation of cash and non-cash components of compensation. However, the allocation of cash and non-cash compensation for each of the NEOs is reviewed by the Committee annually.

In general, the Committee does not take into account amounts realizable from prior compensation when making future pay decisions. However, previous grant date amounts and values are considered, particularly when establishing long-term incentive award grant levels.

Our Compensation and Governance Best Practices

We continually evaluate our executive compensation practices and policies. We believe the following practices and policies promote sound compensation governance and are in the best interests of our shareholders and executives:

What We Do		What We Don’t Do
☑	Pay-for-performance compensation philosophy	☒	No single-trigger or excessive change-of-control severance benefits
☑	Ensure an appropriate amount of total compensation is at-risk	☒	Only limited perquisites
☑	Multi-year vesting and performance periods for equity grants	☒	No employment contracts with tax gross up provisions
☑	Long-term incentives are largely contingent on stock performance	☒	No reward for imprudent, inappropriate or unnecessary risk-taking
☑	Independent compensation consultant	☒	No guaranteed minimum cash bonus payments to any of our NEOs
☑	Annual assessment of compensation risks	☒	No repricing of stock options

Competitive Positioning and Benchmarking

Periodically, the Committee engages outside compensation consultants to evaluate whether our compensation practices are consistent with meeting our objectives. The committee has authority to retain outside counsel, experts, compensation consultants and other advisors, as needed. In these engagements, the Committee instructs the consultant to compare our compensation practices and compensation levels to those of a peer group of similarly situated financial services companies. The consultant then provides the Committee with analyses and recommendations.

In August 2024, the Committee engaged and met with Pearl Meyer & Partners (“Pearl Meyer”) to review and advise the Committee on executive compensation matters. At this meeting, Pearl Meyer presented the Committee with its findings, which it based on a study of 2023 data (the most recent data then available).

The Pearl Meyer analyses compared the compensation of our NEOs to a representative sample of 13 publicly traded financial institutions that were comparable to the Company in either location or asset size or in performance measures. This peer group consisted of the following companies:

• Bank7 Corp. • Business First Bancshares, Inc. • Civista Bancshares, Inc. • Equity Bancshares, Inc. • Farmers & Merchants Bancorp, Inc. • First Guaranty Bancshares, Inc. • Investar Holding Corporation	• Red River Bancshares, Inc. • SmartFinancial, Inc. • Southern Missouri Bancorp, Inc. • Southside Bancshares, Inc. • Stellar Bancorp, Inc. • Third Coast Bancshares, Inc.

As a perspective for the Compensation Committee, Pearl Meyer’s assessment of the Company’s compensation practices and levels in the 2024 comprehensive reports concluded:

•
The Company return on average assets ("ROAA") and return on average equity ("ROAE") were in mid-range or above average within the peer group with ROAA at the 45th percentile and ROAE at the 54th percentile;
•
Revenues for the trailing twelve months were in the 36th percentile of the peer group;
•
Total shareholder return over the prior three years was in the 46th percentile of the peer group;
•
The Company was top three in our peer group for non-performing loans ratio, with 0.27%; and
•
Market capitalization was in the 50th percentile of our peer group.

The results of the analyses were considered by the Committee in determining the appropriate components and amounts of executive compensation for 2024, as described below.

Named Executive Officers Compensation At Risk

The table below illustrates the 2024 at-risk compensation of our CEO and other NEOs. We believe this pay mix strengthens our emphasis on long-term equity incentive compensation and maintains an appropriate level of at-risk compensation, and further aligns the interests of our NEOs with shareholders.

	CEO Pay Mix - 2024	At-Risk	All Other NEOs Pay Mix - 2024	At-Risk
Base Salary	51.1%	0.0%	59.1%	0.0%
Annual Cash Bonus	30.6%	100.0%	19.4%	100.0%
Long-Term Incentives	14.3%	84.3%	11.4%	71.4%

To achieve the objectives of our compensation program, we use a mix of compensation components that are evaluated individually and in combination, including those described below. The Committee determines the level and percentage mix of compensation components it believes is appropriate for each executive, taking into account specific responsibilities within the Company, and similarly situated executive compensation.

Cash Compensation

Base Salary

The base salaries of our NEOs have been historically reviewed and recommended by the Compensation Committee and set annually by the Board of Directors as part of the Company’s performance review process in September of each year, with base salary changes effective on October 1st of each year as well as upon the promotion of an executive officer to a new position or other change in job responsibility. In establishing base salaries for our NEOs, the Compensation Committee has relied on external market data obtained from outside sources, including data obtained from banking industry trade groups and our compensation consultants, Pearl Meyer. The Compensation Committee has also considered:

•
each NEO's scope of responsibility;
•
each NEO's years of experience;
•
the types and amount of the elements of compensation to be paid to each NEO;
•
our overall financial performance and performance with respect to other aspects of our operations, such as our growth, asset quality, profitability and other matters, including the status of our relationship with the banking regulatory agencies; and
•
each NEO's individual performance and contributions to our company-wide performance, including leadership, team work and community service.

The Compensation Committee does not assign a specific weighting to these factors when making compensation decisions. No specific weighting is targeted for base salaries as a percentage of total compensation.

Base salaries for the NEOs for fiscal years 2024 and 2023 were as follows:

Named Executive Officer	2024 Base Salary	2023 Base Salary	% Change vs. 2023
Tyson T. Abston	688,953	658,056	4.70%
Shalene A. Jacobson	259,777	216,450	20.02%
Kirk L. Lee	394,350	381,562	3.35%
Harold E. Lower, II†	326,158	295,585	10.34%
W. Travis Brown†	298,508	—	—

† Messrs. Lower and Brown were not NEOs in 2023.

Increases in base salary amounts from 2023 to 2024 resulted from annual performance-based merit increases.

Cash Bonuses

Annual incentive awards are intended to recognize and reward those NEOs who contribute meaningfully to our performance for the year. In 2024, we utilized a formulaic approach to incentivize achievement of specific performance measures in determining the amount of bonuses paid under the terms of our Employee Bonus Plan.

Employee Bonus Plan. We sponsor an employee bonus plan that rewards officers and employees based on performance of individual business units of the Company. Earnings and growth performance goals for each business unit and for the Company as a whole are established at the beginning of the calendar year and approved annually by the board of directors. The bonus plan provides for a predetermined bonus amount to be contributed to the employee bonus pool based on (i) earnings targets and growth for individual business units and (ii) achieving certain pre-tax return on average equity and pre-tax return on average asset levels for the Company as a whole. These bonus amounts are established annually by our board of directors. In 2024, the bonus plan expense was $3.2 million based on a pre-tax, pre-bonus return on average equity and a pre-tax, pre-bonus return on average assets of 11.99% and 1.44%, respectively.

In determining whether to pay cash bonuses to an NEO for a given year and the amount of any cash bonus to be paid, the Compensation Committee considers the personal performance of the executive officer and contributions to the Company’s performance for the year, including leadership, teamwork and community service.

Long-Term Incentive Compensation

In order to motivate and retain our NEOs and to align executive compensation with the long-term objectives of the organization, the Compensation Committee considers market practices, external competitiveness, shareholder interests and advice from independent compensation consultants in establishing the type and amount of equity awards granted to our NEOs. Long-term incentive compensation includes equity awards under the 2015 Equity Incentive Plan.

2015 Equity Incentive Plan

In 2015, our board of directors and shareholders adopted and approved the Guaranty Bancshares, Inc. 2015 Equity Incentive Plan ("2015 Plan"). The purpose of our 2015 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to selected employees, directors and consultants and to promote the success of the Company’s and the Bank’s business by offering these individuals an opportunity to acquire a proprietary interest in the success of the Company. The following is a brief summary of the material terms of our 2015 Plan.

Our board of directors or one or more committees appointed by our board of directors administers the 2015 Plan. For this purpose our board of directors has delegated general administrative authority for the 2015 Plan to the Compensation Committee. Persons eligible to receive awards under the 2015 Plan include officers, directors, employees and consultants. The Compensation Committee determines from time to time the participants to whom awards will be granted.

The maximum number of shares of common stock that may be issued or transferred pursuant to awards under the 2015 Plan currently equals 1,314,000 shares, which includes the initial 1,000,000 shares, the annual 20,000 share increases described below and the effects of a 10% stock dividend in 2021. The initial 1,000,000 shares may, but need not, be issued pursuant to incentive stock options. Under the terms of the 2015 Plan, the maximum aggregate number of shares of common stock that may be issued pursuant to all awards under the 2015 Plan, other than awards of incentive stock options, shall increase annually on the first day of each fiscal year following the adoption of the 2015 Plan by 20,000 shares, unless our board of directors determines a lesser amount. Additionally, the maximum number of shares that may be issued for awards to any single officer, employee or director participant during a calendar year for stock options and stock appreciation rights ("SARs"), is 300,000 shares (200,000 shares for non-employee members of the board of directors), for other stock-based awards (excluding stock options and SARs but including restricted stock and restricted stock units) is 150,000 shares (100,000 shares for non-employee members of the board of directors) and for cash awards is $2.0 million.

If any shares of stock covered by an award granted under the 2015 Plan are not purchased or are forfeited or expire, or if an award otherwise terminates without delivery of any shares of stock subject thereto, or is settled in cash in lieu of shares of stock, then the number of shares of stock counted against the aggregate number of shares of stock available under the 2015 Plan with respect to the award will again be available for making awards under the 2015 Plan.

Currently Outstanding Awards. As of February 28, 2025, 372,430 stock options and 8,979 restricted stock awards ("RSAs") were issued and outstanding under the 2015 Plan and an aggregate of 471,178 shares of our common stock remain available for issuance under the 2015 Plan. Other than as set forth above, no other types of incentive awards have been issued under the 2015 Plan as of February 28, 2025.

Adjustments for Changes in Capitalization. In connection with recapitalizations, stock dividends, stock splits, combination of shares or other changes in the stock, our Compensation Committee will make adjustments that it deems appropriate to the aggregate number of shares of common stock that may be issued under the 2015 Plan and the terms of outstanding awards.

Incentive Awards. The 2015 Plan authorizes the grant of stock options, SARs, restricted stock, restricted stock units, performance-based awards, as well as other awards described in the 2015 Plan. The 2015 Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash. An option or SAR will expire, or other award will vest, in accordance with the schedule set forth in the applicable award agreement.

Stock Options. A stock option is the right to purchase shares of common stock at a future date at a specified price per share generally equal to, but no less than, the fair market value of a share on the date of grant. An option may either be an incentive stock option ("ISO"), or a nonstatutory stock option ("NSO"). ISO benefits are taxed differently from NSOs, as described below under “—Federal Income Tax Treatment of Awards under the 2015 Plan.” ISOs also are subject to more restrictive terms and are limited in amount by the Internal Revenue Code and the 2015 Plan. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Compensation Committee.

Restricted Stock Awards. An RSA is typically for a fixed number of shares of common stock that remain forfeitable unless and until specified conditions are met. Upon satisfaction of the applicable conditions, the holder of an RSA may sell or transfer the shares.

Acceleration of Awards; Possible Early Termination of Awards. Upon a change in control of our Company, outstanding awards under the 2015 Plan will be assumed or substituted on substantially the same terms. However, if the successor corporation does not assume or substitute the outstanding awards, then vesting of these awards will fully accelerate, and in the case of options or SARs, will become immediately exercisable. For this purpose a change in control is defined to include certain changes in the majority of our board of directors, the sale of all or substantially all of our assets and the consummation of certain mergers or consolidations.

Transfer Restrictions. Subject to certain exceptions, awards under the 2015 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by him or her.

Termination of or Changes to the 2015 Plan. Our board of directors may, in its discretion, amend, alter or terminate the 2015 Plan or any award outstanding under the 2015 Plan at any time and in any manner. Unless required by applicable law or listing agency rule, shareholder approval for any amendment will not be required. Unless previously terminated by our board of directors, the 2015 Plan will terminate on the tenth anniversary of its effective date. Outstanding awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder.

Federal Income Tax Treatment of Awards under the 2015 Plan. Federal income tax consequences (subject to change) relating to awards under the 2015 Plan are summarized in the following discussion. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

For NSOs, we are generally entitled to deduct (and the optionee recognizes taxable income in) an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. For ISOs, we are generally not entitled to a deduction nor does the participant recognize income at the time of exercise. The current federal income tax consequences of other awards authorized under the 2015 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses and performance share awards are generally subject to tax at the time of payment; cash-based awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. We will generally have a corresponding deduction at the time the participant recognizes income. However, as for those awards subject to ISO treatment, we would generally have no corresponding compensation deduction.

If an award is accelerated under the 2015 Plan in connection with a change in control (as this term is used under the Internal Revenue Code), we may not be permitted to deduct the portion of the compensation attributable to the acceleration, commonly called parachute payments, if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards which are not “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code, or do not fall within any other applicable exceptions, may not be permitted to be deducted by the Company in certain circumstances.

Until recently, Section 162(m) of the Internal Revenue Code imposed a limit, with certain exceptions, on the amount that a publicly held corporation may deduct in any tax year for the compensation paid or accrued to its principal executive officer and three highest compensated officers (other than the principal executive officer or the principal financial officer). However, on December 22, 2017, President Donald Trump signed the Tax Cuts and Jobs Act, or the TCJA, into law. The TCJA repeals certain exceptions to the deductible limit for performance-based compensation for tax years beginning after 2017. In addition, the TCJA requires compensation paid to the principal financial officer also be subject to the limit, in addition to the principal executive officer and three other highest compensated officers, or covered employees. Once an employee is treated as a covered employee, the individual remains a covered employee for all future years, including once they are no longer employed by the Company and with respect to payments made after the death of the covered employee.

Retirement Benefits

Employee Stock Ownership Plan

As of January 1, 1992, the Bank amended and restated its 401(k) profit sharing plan in its entirety as an Employee Stock Ownership Plan ("ESOP"), as defined in the Internal Revenue Code, and upon our acquisition of the Bank in 1997, the ESOP became the Guaranty Bancshares, Inc. Employee Stock Ownership Plan with 401(k) Provisions ("KSOP").

Our KSOP is designed to: (1) qualify as an employee stock ownership plan under the Internal Revenue Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); (2) allow participants to make elective contributions in accordance with the Internal Revenue Code; and (3) allow the Bank and/or the Company to make matching contributions and other contributions in accordance with the Internal Revenue Code and ERISA. Generally, each employee of the Company, Bank, and any affiliate becomes a participant in the plan eligible to make elective contributions and receive matching contributions as of the first day of the month coincident with or next following the earlier of (i) the date of hire in a position requiring the completion of 1,000 hours of service during a year, or (ii) completion of 1,000 hours of service during a year.

Employees may make elective “traditional” or “Roth” contributions to the plan, up to the maximum dollars amounts allowed annually by the Internal Revenue Code and regulations. Five percent of an employee’s pay is automatically withheld as a traditional pre-tax elective contribution, unless the employee elects out. The Company has discretion to make matching contributions, on a dollar-for-dollar basis, with respect to salary deferrals up to a certain percentage of a participant’s compensation. In 2024, the Company contributed to the KSOP matching funds up to 5% of participant compensation. Elective contributions are always 100% vested, but the Company matching contributions are subject to a six-year vesting schedule.

Generally, participants have the ability to direct up to 60% of their total account into Company stock purchased on the open NYSE market at the prevailing market price at the time of purchase. Dividends paid on Company stock are automatically reinvested through purchase on the open market, unless a participant elects that the dividends be paid in cash. The KSOP also provides as investment options a diversified portfolio of highly quality mutual funds representing all industrial sectors and asset classes. Participants may divest the Company stock in their account at any time and elect any one of the other investment options available to them under the plan. However, certain participants are required to have such transactions preauthorized by the Company’s General Counsel. Without such preauthorization, transactions will not be processed.

The KSOP was restated for Internal Revenue Service ("IRS") “Cycle A-3” on December 14, 2016, and the IRS issued a Favorable Determination Letter on October 18, 2017. Upon the Company’s registration of its common stock on the Nasdaq, the KSOP was again restated on February 14, 2018 to reflect the public company status. In 2023, the KSOP was restated using the Newport Group, Inc. Non-Standardized Pre-Approved KSOP Plan, IRS Serial No. Q702656a.

As of December 31, 2024, the KSOP held 887,732 shares of our common stock. Total contributions accrued or paid to the KSOP from all sources for the year ended December 31, 2024 was $4.7 million.

Nonqualified Deferred Compensation

We sponsor two separate nonqualified deferred compensation plans: the Executive Incentive Retirement Plan and the Executive Deferred Contribution Plan for the benefit of our NEOs and certain senior officers of the Bank. See “—Executive Incentive Retirement Plan” and “—Executive Deferred Contribution Plan” below for a discussion of the benefits available under the plans.

Executive Incentive Retirement Plan

We sponsor a nonqualified, non-contributory Executive Incentive Retirement Plan for the benefit of certain senior officers of the Bank, including all of our NEOs. This plan provides benefits to such personnel for the attainment of certain performance criteria in various predetermined amounts equal to targeted awards levels as adjusted for annual earnings performance of the Company. Contributions under this plan are granted annually on a deferred basis. Currently, depending on the officer, the Bank contributes between 3.00% and 9.75% of the officer’s salary each year into an unfunded deferral account, and each officer’s account balance is further credited each year by an amount equal to our annualized return on equity, subject to a minimum crediting rate of 4.0% and a maximum crediting rate of up to 13.0%. The Executive Incentive Retirement Plan’s normal retirement benefit is payable following separation from service after reaching age 65, and is payable over 120 months with a 7.5% post-retirement interest rate.

This plan also provides a death benefit to the participants until separation of service. In order to fund the death benefits under the plan, we have purchased life insurance policies for the individuals participating in the plan, including our NEOs. In addition to utilizing bank-owned life insurance policies to fund the death benefits under the plan, we invest in bank owned life insurance due to its attractive nontaxable return and protection against the loss of its key employees. The cash surrender value of the life insurance policies held by us totaled $42.9 million for the year ended December 31, 2024. Our expenses and recorded liability related to the Executive Incentive Retirement Plan totaled $857,419 and $6.7 million, respectively, for and as of the year ended December 31, 2024.

The amount of the Company’s contribution to each NEO's account in the Executive Incentive Retirement Plan for 2024 is reflected in the Nonqualified Deferred Compensation table.

Executive Deferred Contribution Plan

All NEOs are eligible to participate in the nonqualified Executive Deferred Contribution Plan offered to a select group of executive officers and highly compensated employees. Participation is voluntary and provides participants the opportunity to defer income until a later date. Participants may elect to defer a portion of their salary, annual incentive bonus, and/or special compensation during an open enrollment period prior to the year in which the compensation is earned. Participants are 100% vested in the amounts credited to their deferred compensation account, which is held in custody in the Bank's trust department. The Company maintains a deferred compensation account for each participant. A participant may direct the investment of their account among the notional investment options available. A participant can elect to receive payment of deferred amounts upon termination of employment or after a specified calendar year. Payment options include a single lump sum or annual installments not to exceed 15 years.

Other Compensation Components

Benefits and Perquisites

Generally, our NEOs participate in the same benefit plans designed for all of our full-time employees, including health, dental, vision, disability and basic group life insurance coverage. We also provide our employees, including our NEOs, with a KSOP to assist our employees in planning for retirement and securing appropriate levels of income during retirement and to provide our employees with ownership in our organization.

We provide our NEOs with a limited number of perquisites that we believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain qualified executives. Our Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to NEOs. In 2024, we provided certain of our NEOs with the use of a Company-owned vehicle and/or with certain medical allowances for health examination expenses.

Equity Compensation Grant Practices

The Compensation Committee is solely responsible for the approval of equity stock option awards made to our CEO and other NEOs. The Compensation Committee reviews and approves stock option equity awards as they are requested and may be granted during the year to new hires, employees receiving promotions, and in other special circumstances. We do not grant equity awards in anticipation of the release of material nonpublic information, or time the release of material nonpublic information based on equity award grant dates, vesting events, or sale events. For all stock option awards, the exercise price is the closing price of our common stock on the NYSE on the date of the grant. If the grant date falls on a non-trading day, the exercise price is the closing price of our common stock on the NYSE on the last trading day preceding the date of grant.

The following table presents information regarding stock options awarded to our NEOs in fiscal year 2024 during any period beginning four business days before the filing of a Form 10-K or Form 10-Q, or the filing or furnishing of a Form 8-K that discloses material nonpublic information (other than a Form 8-K disclosing a material new option grant under Item 5.02(e) of Form 8-K), and ending one business day after the filing or furnishing of such report with the SEC.

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($/Sh)(1)	Grant Date Fair Value of the Award(1)

Percentage Change in the Closing Market Price of the Securities Underlying the Award Between the Trading Day Ending Immediately Prior to the Disclosure of Material Nonpublic Information and the Trading Day Beginning Immediately Following the Disclosure of Material Nonpublic Information

Harold E. Lower, II	4/30/2024	5,000	$28.73	$143,650	-2.5%

(1) These options were awarded in connection with the Executive's relocation from our Houston region to the Dallas/Fort Worth region. The amount shown represents the aggregate grant date fair value, which was in accordance with FASB ASC Topic 718 using $28.73, which was the closing price of the Company's stock on the option grant date. These options fully vest on the fifth anniversary of their grant date. The Company grants stock option awards with an exercise price equal to the closing market price of its common stock on the date of the grant.

Compensation Committee Report

The compensation committee has reviewed and discussed the compensation discussion and analysis included in this proxy statement with management and, based on that review and discussion, the Compensation Committee recommended to the Board that the compensation discussion and analysis be included in the proxy statement. The Board approved the Compensation Committee’s recommendation.

Submitted by the Compensation Committee of the Board of Directors:

James S. Bunch (Chairman);

Richard W. Baker;

Bradley K. Drake;

Christopher B. Elliott; and

James M. Nolan, Jr.

Summary Compensation Table

The following table presents summary information regarding the total compensation awarded to, earned by, and paid to our NEOs. Messrs. Abston and Lee have served as NEOs for all three fiscal years presented, whereas Ms. Jacobson has served as an NEO since 2023. Mr. Lower served as an NEO in 2022 and 2024, and Mr. Brown has served as an NEO since 2024.

Name and Principal Position	Year	Salary	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)(4)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (6)	All Other Compensation (7)	Total
Tyson T. Abston	2024	$688,953	$—	$—	$493,335	$134,519	$30,390	$1,347,196
Chairman of the Board	2023	658,056	—	—	613,243	61,304	27,686	1,360,289
and Chief Executive Officer	2022	470,862	—	—	664,633	69,167	28,461	1,233,123

Shalene A. Jacobson	2024	$259,777	$7,866	$—	$91,700	$7,303	$22,696	$389,342
Senior Executive Vice President	2023	216,450	99,366	152,500	87,300	6,762	14,980	577,358
and Chief Financial Officer

Kirk L. Lee	2024	$394,350	$—	$—	$224,896	$89,156	$23,587	$731,989
President	2023	381,562	—	—	273,200	52,531	22,319	729,612
	2022	335,244	—	—	273,194	53,804	23,279	685,521

Harold E. Lower, II	2024	$326,158	$10,153	$143,650	$95,213	$10,447	$28,668	$614,289
Senior Executive Vice President	2023	295,585	—	—	87,720	16,290	19,437	419,032
(Bank)	2022	278,900	—	—	87,720	63,033	32,509	462,162

W. Travis Brown	2024	$298,508	$9,787	$—	$91,704	$8,545	$17,978	$426,522
Senior Executive Vice President
(Bank) and Chief Lending Officer

(1) Amounts shown represent the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718. See Note 10 to the consolidated financial statements for the year ended December 31, 2024 for a discussion of the associated assumptions used in the valuation of restricted stock awards.

(2) Amounts shown represent the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718. These values were determined based on the closing prices of the Company's stock on their respective grant dates - $30.50 for Ms. Jacobson and $28.73 for Mr. Lower. The granted options fully vest on the fifth anniversary of their grant date but may vest in full earlier upon the occurrence of certain conditions. See Note 10 to the consolidated financial statements for the year ended December 31, 2024 for a discussion of the associated assumptions used in the valuation of stock option awards.

(3) The amounts in this column for the fiscal years ended 2024, 2023 and 2022 include performance-based cash bonuses of $411,929, $526,250 and $646,443, respectively, earned by Mr. Abston; $184,336, $230,300 and $260,155, respectively, earned by Mr. Lee; and $75,000, $68,000 and $77,000, respectively, earned by Mr. Lower. The amounts for the fiscal years ended December 31, 2024 and 2023 also include performance-based cash bonuses of $80,000 and $78,300, respectively, earned by Ms. Jacobson. Additionally, the amount for the fiscal year ended December 31, 2024 includes a performance-based cash bonus of $80,000 earned by Mr. Brown. All performance-based cash bonuses were paid pursuant to the Company’s employee bonus plan.

(4) The amounts in this column for the fiscal years ended 2024, 2023 and 2022 include performance-based bonuses awarded under the Company’s 2015 Equity Incentive Plan. For 2024, these amounts are $53,091 for Mr. Abston, $24,336 for Mr. Lee, $8,798 for Ms. Jacobson, $13,402 for Mr. Lower, and $13,196 for Mr. Brown. For 2023, the amounts are $59,701 for Mr. Abston, $27,300 for Mr. Lee, $7,866 for Ms. Jacobson, $10,153 for Mr. Lower, and $9,787 for Mr. Brown. The performance-based bonus plan commenced in 2023; therefore, no amounts are reported for 2022.

(5) The amounts in this column for the fiscal years ended December 31, 2024, 2023 and 2022 also include the amount of vested contributions of $27,292, $18,190 and $17,160, respectively, earned by Mr. Abston, $15,600, $13,039 and $11,800, respectively, earned by Mr. Lee and $19,720, $18,741 and $17,680, respectively, earned by Mr. Lower. The amounts in this column for the fiscal years ended December 31, 2024 and 2023 include the amount of vested contributions of $9,000 and $7,700, respectively, earned by Ms. Jacobson. The amounts in this column for the fiscal year ended December 31, 2024 include the amount of vested contributions of $11,200 earned by Mr. Brown. All of these vested contributions were paid pursuant to the Company's Executive Incentive Retirement Plan.

(6) The amounts in this column represent the amount of interest earned on vested contributions under the Company’s Executive Incentive Retirement Plan and Executive Deferred Contribution Plan that exceed 120.0% of the applicable federal long-term rate.

(7) This column includes other compensation not properly reported elsewhere in this table. The All Other Compensation Table that follows provides additional detail regarding the amounts in this column.

All Other Compensation

The following table presents all other compensation in detail from the summary above for the fiscal year ended December 31, 2024.

Name	Year	Perquisites and Other Personal Benefits(1)	Group Term Life	401(k) Match	Total
Tyson T. Abston	2024	$10,192	$2,947	$17,250	$30,390
Shalene A. Jacobson	2024	5,577	1,090	16,029	22,696
Kirk L. Lee	2024	1,982	4,355	17,250	23,587
Harold E. Lower, II	2024	7,199	4,219	17,250	28,668
W. Travis Brown	2024	—	728	17,250	17,978

(1) Amounts shown include wellness benefits and use of a Company car, as applicable.

Equity Awards

Grants of Plan-Based Awards

The following table sets forth information relating to equity incentive plan awards that were made to the NEOs during the year ended December 31, 2024.

		All Other Stock Awards		All Other Option Awards		Grant Date Fair Value of Stock and Option Awards(1)
Name	Grant Date	Number of Shares of Stock or Units (#)	Grant Date Fair Value(1)	Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)
Shalene A. Jacobson	1/31/2024	258	$30.49			$7,866

Harold E. Lower, II	1/31/2024	333	30.49			$10,153
	4/30/2024			5,000	$28.73	143,650

W. Travis Brown	1/31/2024	321	$30.49			$9,787

(1) Amounts shown represent the aggregate grant date fair value, which was in accordance with FASB ASC Topic 718 using $30.49 and $28.73 for restricted stock awards and stock option awards, respectively, which were the closing prices of the Company's stock on the dates of the grants of restricted stock and options. The restricted stock awards vest in three equal installments on the first three anniversaries of the applicable grant date, and the stock option award vests in five equal installments on the first five anniversaries of the grant date.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information relating to the unexercised options and nonvested restricted stock awards held by our NEOs as of December 31, 2024. All of the stock options shown in the table below were granted with a per share exercise price equal to the fair market value of our common stock on the grant date. Each of the stock options set forth below vests ratably in annual installments over a certain number of years from the grant date, as specified in the award agreement, beginning on the first anniversary of the grant date. All of the restricted stock awards shown in the table below were granted under the 2015 Plan.

		Options Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(5)
Shalene A. Jacobson	5/20/2020	4,400	1,100	$23.03	5/20/2030
	11/15/2023	1,000	4,000	30.50	11/15/2033
	10/21/2020					770	(2)	$26,642
	11/15/2023					2,000	(3)	69,200
	1/31/2024					258	(3)	8,927

Harold E. Lower, II	6/1/2017	1,320	—	$24.55	6/1/2027
	8/31/2023	600	2,400	28.87	8/31/2033
	4/30/2024	—	5,000	28.73	4/30/2034
	10/21/2020					770	(2)	$26,642
	1/31/2024					333	(3)	11,522

W. Travis Brown	8/22/2017	11,000	—	$27.87	8/22/2027
	8/2/2021	3,000	2,000	33.09	8/2/2031
	8/31/2023	600	2,400	28.87	8/31/2033
	8/2/2021					700	(4)	$24,220
	2/3/2023					160	(3)	5,536
	1/31/2024					321	(3)	11,107

(1) Unless separately noted, stock option awards vest in five equal installments on the first five anniversaries of the grant date. Unvested or unexercisable awards reflect the unvested portion of those awards as of December 31, 2024.

(2) Represents restricted stock awards granted on their respective grant dates. These stock awards vest in five equal installments on the first five anniversaries of their respective grant dates.
(3) Represents restricted stock awards granted on their respective grant dates. These stock awards vest in three equal installments on the first three anniversaries of their respective grant dates.
(4) Represents restricted stock awards granted on their respective grant dates. These stock awards vest in four equal installments on the first four anniversaries of their respective grant dates.
(5) Based on the $34.60 closing price on the last trading day of 2024.

The following table illustrates the 2015 Plan equity awards currently outstanding and securities remaining available for future issuance as of December 31, 2024:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	402,087	$29.25	472,613
Equity compensation plans not approved by security holders	—	—	—
Total	402,087	$29.25	472,613

Option Exercises and Stock Vested

The following table provides information about the stock options exercised and RSAs that vested during the fiscal year ended December 31, 2024 for each NEO.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Tyson T. Abston	45,000	$563,829	1,870	$56,923
Shalene A. Jacobson	—	—	1,770	61,098
Kirk L. Lee	9,900	114,693	1,100	33,484
Harold E. Lower, II	—	—	770	25,048
W. Travis Brown	—	—	780	24,547

Nonqualified Deferred Compensation Table

The table below provides information about each NEO’s contributions and earnings with respect to the Company’s Executive Incentive Retirement Plan's nonqualified deferred compensation during 2024. There were no withdrawals or distributions during 2024. See “—Nonqualified Deferred Compensation” above for a discussion of the benefits available under the Company's nonqualified deferred compensation programs.

Name	Executive Contributions in 2024 ($)(1)	Company Contributions in 2024 ($)(2)	Aggregate Earnings in 2024 ($)(3)	Aggregate Balance at Dec. 31, 2024 ($)(4)
Tyson T. Abston*
Executive Incentive Retirement Plan	—	28,315	107,986	1,199,412
Shalene A. Jacobson*
Executive Incentive Retirement Plan	—	11,700	6,092	68,262
Kirk L. Lee*
Executive Incentive Retirement Plan	—	16,224	82,605	915,355
Harold E. Lower, II*
Executive Incentive Retirement Plan	—	20,213	25,687	285,134
W. Travis Brown*
Executive Incentive Retirement Plan	—	11,704	5,693	64,192

* NEO does not participate in the Executive Deferred Contribution Plan.

(1) Executive contributions include voluntary contributions per the Executive Deferred Contribution Plan during the year. All contributions represent elective deferrals of amounts reported in the Summary Compensation Table as Nonqualified Deferred Compensation Earnings.

(2) Company contributions include vested Executive Incentive Retirement Plan grants contributed to NEOs during the year and is included in the Summary Compensation table as a component of Non-Equity Incentive Plan Compensation.

(3) Interest on the balance is calculated based on the return on average equity of the Bank during the previous year (9.58% - the Bank's ROAE in 2023) subject to a maximum of 13%.

(4) The amounts in this column also include amounts reported by the NEO in the Summary Compensation Table in previous years in the amount of $106,561 for Mr. Abston, $7,700 for Ms. Jacobson, $79,896 for Mr. Lee and $17,680 for Mr. Lower.

Potential Payments upon Termination or Change in Control

The table below provides our best estimate of the amounts that would be payable (including the value of certain benefits) to each of our NEOs had a termination hypothetically occurred on December 31, 2024 under various scenarios, including a termination of employment associated with a change in control. The table does not include payments or benefits under arrangements available on the same basis generally to all other eligible employees of the Company. The potential payments were determined under the terms of each NEOs employment agreement in effect on December 31, 2024, and in accordance with our plans and arrangements in effect on December 31, 2024. We also retain the discretion to provide additional payments or benefits to any of our NEOs upon any termination of employment or change in control.

The estimates below exclude the value of any accrued and unpaid vacation as any such amounts have been assumed to have been paid current at the time of the termination event. Under the terms of each NEO’s employment agreements, the NEO will be required to execute a release of claims and be subject to certain restrictive covenants as consideration for the payments disclosed in the table below.

Name	Upon Death	Without Cause or With Good Reason	Without Good Reason(1)	By Bank With Cause	Change in Control
Tyson T. Abston
Severance	$896,750	$2,214,197	$896,750	$—	$3,310,225
Executive Incentive Retirement Plan	1,699,412	1,199,412	1,199,412	—	1,199,412
Restricted Stock - Accelerated Vesting(2)	—	—	—	—	—
Stock Options(3)	—	—	—	—	—
Group Term Life Insurance Proceeds	500,000	—	—	—	—
Total	$3,096,162	$3,413,609	$2,096,162	$—	$4,509,637
Shalene A. Jacobson
Severance	$76,164	$282,090	$76,164	$—	$423,135
Executive Incentive Retirement Plan	568,262	68,262	68,262	—	68,262
Restricted Stock - Accelerated Vesting(2)	104,769	104,769	104,769	—	104,769
Stock Options(3)	84,150	84,150	84,150	—	84,150
Group Term Life Insurance Proceeds	500,000	—	—	—	—
Total	$1,333,345	$539,270	$333,345	$—	$680,315
Kirk L. Lee
Severance	$525,784	$547,692	$525,784	$—	$821,538
Executive Incentive Retirement Plan	1,415,355	915,355	915,355	—	915,355
Restricted Stock - Accelerated Vesting(2)	—	—	—	—	—
Stock Options(3)	—	—	—	—	—
Group Term Life Insurance Proceeds	500,000	—	—	—	—
Total	$2,441,139	$1,463,047	$1,441,139	$—	$1,736,893
Harold E. Lower, II
Severance	$173,789	$386,197	$173,789	$—	$579,296
Executive Incentive Retirement Plan	785,134	285,134	285,134	—	285,134
Restricted Stock - Accelerated Vesting	38,164	38,164	38,164	—	38,164
Stock Options(2)	59,812	59,812	59,812	—	59,812
Group Term Life Insurance Proceeds	500,000	—	—	—	—
Total	$1,556,899	$769,307	$556,899	$—	$962,406
W. Travis Brown
Severance	$74,642	$355,437	$74,642	$—	$533,155
Executive Incentive Retirement Plan	564,192	64,192	64,192	—	64,192
Executive Deferred Contribution Plan	—	—	—	—	—
Restricted Stock - Accelerated Vesting(2)	40,863	40,863	40,863	—	40,863
Stock Options(3)	74,000	74,000	74,000	—	74,000
Group Term Life Insurance Proceeds	500,000	—	—	—	—
Total	$1,253,696	$534,491	$253,696	$—	$712,209

(1) Without Good Reason includes termination by disability or retirement.

(2) Nonvested shares of restricted stock are considered immediately vested in all scenarios except for By Bank With Cause, in which all nonvested shares are forfeited. Value is based on the Company's stock price on the last trading day of 2024 of $34.60.

(3) Nonvested options are considered immediately vested and all unexercised options are assumed to be exercised immediately in all scenarios except for By Bank With Cause, in which all vested and nonvested options are forfeited. Proceeds from option exercises are calculated as the positive spread between the exercise price and the Company's stock price on the last trading day of 2024 of $34.60.

Agreements with Named Executive Officers

On March 15, 2019, we entered into employment agreements with Messrs. Abston and Lee. On May 20, 2020, we entered into an employment agreement with Ms. Jacobson. We entered into employment agreements with Messrs. Lower and Brown on September 21, 2020 and August 2, 2021, respectively. Each agreement provides for a three year initial term, followed by automatic three year renewal terms if neither party elects to terminate at least thirty days prior to expiration of the term.

Each of the agreements with our NEOs provides for the payment of an annual base salary, which will be reviewed at least annually by our board of directors and which may be increased, but not decreased, as a result of that review. In addition to their base salary, each NEO is eligible to participate in all bonus plans and employee benefit plans that are applicable either to all employees or to our executive officers. The agreements also provide for certain expense reimbursements.

Under the terms of the agreements, each of our NEOs was granted a specified number of shares of restricted stock or stock options under our 2015 Equity Incentive Plan, which we refer to as the 2015 Plan. The shares or options vest ratably over a period of five years, beginning on the first anniversary of the grant date.

Each agreement generally provides that if the NEO's employment is terminated without “cause” (as defined in the agreements), or if such officer resigns with “good reason” (as defined in the agreements), then, subject to the officer’s compliance with the restrictive covenants described below, the officer shall be entitled to a severance payment equal to the officer’s average annual Form W-2 compensation over the preceding three years less the average income received from restricted stock during those preceding three years or, in Mr. Abston’s case, equal to two times the officer’s average annual Form W-2 compensation over the preceding three years less the average income received from restricted stock during those preceding three years. Each payment is conditioned upon the execution of a release of all claims against the Company and its subsidiaries by the officer. Payment would be made over a period of one year for Messrs. Lee, Lower and Brown and Ms. Jacobson and two years for Mr. Abston.

Additionally, each agreement provides that if the officer voluntarily resigns without good reason, subject to his compliance with the restrictive covenants described below, he shall be entitled to a payment equal to the product of (i) the officer’s average annual Form W-2 compensation over the preceding three years less the average income received from restricted stock during those preceding three years; (ii) the number of full calendar years of employment with the Bank through the date of termination of employment; and (iii) a “vesting multiplier,” which is equal to 1% if termination occurs between one and two years after the date of the agreement, 2% if termination occurs between two and three years after the date of the agreement, and 3% after the earlier of the third anniversary of the date of the agreement or the officer reaching age 65. This payment will be paid in equal installments over a three year period for Mr. Abston and over a two year period for Messrs. Lee, Lower and Brown and Ms. Jacobson following termination, and is conditioned upon the execution of a release of all claims against the Company and its subsidiaries by the officer.

Each of the employment agreements contains a change in control provision that provides for a payment to the officer if his employment is terminated within the three months preceding or twelve months following a change in control, subject to execution of a release and compliance with the restrictive covenants described below. Mr. Abston would be entitled to receive an amount equal to 2.99 times his average annual Form W-2 compensation over the preceding three years less the average income received from restricted stock during those preceding three years, and Messrs. Lee, Lower and Brown and Ms. Jacobson would be entitled to receive an amount equal to 1.5 times their respective average annual Form W-2 compensation over the preceding three years less the average income received from restricted stock during those preceding three years. Additionally, each officer would be entitled to such payment upon the one year anniversary of a change in control if his employment continues with our successor, subject to the officer’s execution of a release of all claims against the Company and its subsidiaries and compliance with the restrictive covenants described below. Any payments pursuant to the change in control provision are subject to compliance with restrictions imposed by the Code.

In consideration of the payments described above, each of our NEOs has agreed to be bound by certain restrictive covenants set forth in their respective employment agreement, which include confidentiality, non-solicitation and non-competition restrictions.

CEO Pay Ratio

In accordance with the applicable provisions of Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median employee to the annual total compensation of our Chief Executive Officer.

We identified our median employee using all employees (excluding our CEO) as of December 31, 2024, consisting of approximately 485 full-time and part-time employees. We used gross income from our payroll records as reported to the Internal Revenue Service on Form W-2 for the year ended December 31, 2024. Gross income was annualized for those employees who were not employed for the full year. We determined the compensation for our median employee by calculating that employee’s annual total compensation using the same methodology we use for our NEOs in the Summary Compensation Table above.

For 2024, our median annual total compensation for all employees other than our CEO was $50,908. The annual total compensation for our CEO for the same period was $1,347,196. The ratio of our CEO's compensation to the median employee's compensation was 26 to 1.

As the SEC rules for identifying the median employee allow companies to apply various methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions, the pay ratio reported by our Company may not be comparable to the pay ratio reported by other companies, as other companies may have different geographic profiles, different employee populations and compensation practices and may use different methodologies, conclusions, exclusions, estimates and assumptions in calculating their pay ratios.

Pay Versus Performance

In accordance with the applicable provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information comparing the compensation of our principal executive officer (the “PEO”) and our other NEOs against various performance measures.

					Value of Initial Fixed $100 Investment Based On:
Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(3)	Total Shareholder Return ("TSR")(4)	Peer Group TSR(5)	Company Net Income (000's)	ROAA
2024	$1,347,196	$1,347,196	$540,535	$578,266	$121.40	$112.72	$31,537	1.01%
2023	1,360,289	1,443,314	652,308	671,263	115.62	97.64	30,037	0.92%
2022	1,233,123	1,333,944	586,892	642,333	115.91	96.25	40,447	1.24%
2021	948,817	1,260,526	551,733	653,969	121.40	112.82	39,806	1.36%
2020	1,098,903	1,071,027	595,579	615,259	93.25	88.67	27,402	1.07%

(1) The Company’s non-PEO named executive officers for 2024 were Kirk L. Lee, Shalene A. Jacobson, Harold L. Lower, II and Travis Brown. The Company's non-PEO named executive officers for 2023 were Kirk L. Lee, Shalene A. Jacobson, Clifton A. Payne and Charles A. Cowell. The Company’s non-PEO named executive officers for 2022 were Kirk L. Lee, Clifton A. Payne, Charles A. Cowell and Harold L. Lower, II. The Company's non-PEO named executive officers for 2021 and 2020 were Kirk L. Lee and Clifton A. Payne. The Company was an emerging growth company until December 31, 2021 and provided scaled compensation disclosures for 2021 and 2020.

(2) Tyson T. Abston was the Company's PEO for each of 2024, 2023, 2022, 2021 and 2020.

(3) Compensation actually paid is calculated as the total compensation plus (i) the change in fair value during the listed fiscal year of equity awards granted in prior years that remained outstanding and nonvested at the end of the listed fiscal year; and (ii) the change in fair value during the listed fiscal year through the vesting date of equity awards granted in prior years that vested during the listed fiscal year. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

(4) This assumes $100 was invested in Company common stock on December 31, 2019 and presents the TSR, assuming the reinvestment of dividends, through the close of trading for the applicable year. The historical stock price performance for our common stock is not necessarily indicative of future stock performance.

(5) This assumes $100 was invested in the S&P Small Cap 600 Financials Index on December 31, 2019 and presents the TSR, assuming the reinvestment of dividends, if any, through the close of trading for the applicable year. The historical stock price performance for our common stock is not necessarily indicative of future stock performance.

Relationship Between Compensation Actually Paid and Performance Measures

The table below reflects the relationship between the PEO and the average non-PEO NEO compensation actually paid and the performance measures shown in the pay versus performance table from 2020 through 2024:

Period	Compensation Actually Paid to PEO(1)	Average Compensation Actually Paid to Non-PEO NEOs(1)	GNTY's TSR	Peer Group's TSR	Net Income	ROAA
2020 to 2024	25.8%	-6.0%	21.4%	12.7%	15.1%	-5.6%

(1) Compensation actually paid is calculated as the total compensation plus (i) the change in fair value during the listed fiscal year of equity awards granted in prior years that remained outstanding and nonvested at the end of the listed fiscal year; and (ii) the change in fair value during the listed fiscal year through the vesting date of equity awards granted in prior years that vested during the listed fiscal year. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

From 2020 through 2024, the compensation of our PEO increased by 26%, while the average compensation actually paid to non-PEO NEOs decreased by 6%. The Company's combined measures of TSR, net income and ROAA increased by 10%.

The following financial performance measures represent, in the Company’s assessment, the most important financial performance measures the Company used to link compensation that it actually paid to the company’s NEOs, for the most recently completed fiscal year, to company performance.

•
ROAA;
•
Efficiency ratio;
•
Nonperforming assets to total assets; and
•
Net interest margin.

Compensation of Directors

We pay our outside directors based on the directors’ participation in board of directors and committee meetings held throughout the year, and Guaranty Bank & Trust pays its directors in the same manner. We do not pay inside directors any fees for their service on either board. During 2024, outside directors received an annual retainer of $21,000 ($6,000 for outside directors for Guaranty Bank & Trust). In addition, outside directors received $650 per board meeting attended with two absences allowed with pay ($1,100 for outside directors for Guaranty Bank & Trust). Outside directors also received a fee per committee meeting attended, which varied based on the particular committee. The Chairman of the Audit Committee received a fee of $750 per meeting attended, and the other members received a fee of $500 per meeting attended. The Chairman of the Corporate Governance and Nominating Committee and the Chairman of the Compensation Committee each received a fee of $400 per meeting attended, and the other members of these committees received a fee of $250 per meeting attended. Directors serving on the KSOP Committee received a fee of $300 per meeting attended. Directors serving on the Trust Committee received a fee of $525 per meeting attended. Directors serving on the Executive Committee received a fee of $475 per meeting attended, and directors serving on the Directors Loan Committee received a fee of $375 per meeting attended. We typically pay an annual cash bonus to directors based on the Company's bonus plan. The bonus plan rewards directors, officers and employees based on achieving a certain pre-tax return on average equity and pre-tax return on average asset levels for the Company as a whole.

The following table sets forth compensation paid, earned or awarded during 2024 to each of our outside directors serving Guaranty Bancshares, Inc. and Guaranty Bank & Trust.

	Fees Earned or Paid in Cash(1)
Name	Guaranty Bancshares, Inc.	Guaranty Bank & Trust	Total Compensation
Richard W. Baker	$47,574	$46,620	$94,194
Jeffrey W. Brown	51,924	46,620	98,544
James S. Bunch	53,474	42,645	96,119
Bradley K. Drake	54,024	29,895	83,919
Christopher B. Elliott	56,474	44,145	100,619
Carl Johnson, Jr.	52,674	45,120	97,794
James M. Nolan, Jr.	52,374	42,270	94,644

(1) Includes retainers, chairperson fees, per-meeting fees and bonus compensation.

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

Policies and Procedures Regarding Related Person Transactions

Transactions by Guaranty Bank & Trust or us with related persons are subject to a formal written policy, as well as regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act and the Federal Reserve’s Regulation W (which govern certain transactions by Guaranty Bank & Trust with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by Guaranty Bank & Trust to its executive officers, directors, and principal shareholders). We have adopted policies to comply with these regulatory requirements and restrictions.

In addition, our board of directors has adopted a written policy governing the approval of related person transactions that complies with all applicable requirements of the SEC and the NYSE concerning related person transactions. Related person transactions are transactions in which we are a participant, the amount involved exceeds $120,000 and a related person has or will have a direct or indirect material interest. Related persons of Guaranty Bancshares, Inc. include directors (including nominees for election as directors), executive officers, beneficial holders of more than five percent of our capital stock and the immediate family members of these persons. Our executive management team, in consultation with outside counsel, as appropriate, will review potential related person transactions to determine if they are subject to the policy. If so, the transaction will be referred to the Corporate Governance and Nominating Committee for approval. In determining whether to approve a related person transaction, the Committee will consider, among other factors, the fairness of the proposed transaction, the direct or indirect nature of the related person’s interest in the transaction, the appearance of an improper conflict of interests for any director or executive officer taking into account the size of the transaction and the financial position of the related person, whether the transaction would impair an outside director’s independence, the acceptability of the transaction to our regulators and the potential violations of other corporate policies. A copy of our Related Person Transactions Policy is available on our website at gnty.com.

Related Person Transactions

In addition to the compensation arrangements with directors and executive officers described in “Executive Compensation” above, the following is a description of each transaction during the year ended December 31, 2024, and each proposed transaction in which:

•
we have been or are to be a participant;
•
the amount involved exceeds or will exceed $120,000; and
•
any of our directors, executive officers or beneficial holders of more than five percent of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Ordinary Banking Relationships

Certain of our officers, directors and principal shareholders, as well as their immediate family members and affiliates, are customers of, or have or have had transactions with, Guaranty Bank & Trust or us in the ordinary course of business. These transactions include deposits, loans, wealth management products and other financial services related transactions. Related person transactions are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons not related to us, and do not involve more than normal risk of collectability or present other features unfavorable to us. As of December 31, 2024, no related person loans were categorized as nonaccrual, past due, restructured or potential problem loans. We expect to continue to enter into transactions in the ordinary course of business on similar terms with our officers, directors and principal shareholders, as well as their immediate family members and affiliates.

BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON STOCK BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS OF THE COMPANY

The following table provides information regarding the beneficial ownership of our common stock as of February 28, 2025, for:

•
each person known to us to be the beneficial owner of more than five percent of our common stock;
•
each of our directors and NEOs; and
•
all of our directors and executive officers, as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes shares over which a person exercises sole or shared voting and/or investment power. Shares of common stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding the options but are not deemed outstanding for purposes of computing the beneficial ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. Unless otherwise noted, the address for each shareholder listed on the table below is: c/o Guaranty Bancshares, Inc., 16475 Dallas Parkway, Suite 600, Addison, Texas 75001.

The table below calculates the percentage of beneficial ownership based on 11,398,495 shares of common stock outstanding as of February 28, 2025. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Name of Beneficial Owner	Number of Shares	Percent of Class

	Greater than 5% shareholders
(18)	Blackrock, Inc.	611,693	5.37%
(1)	Guaranty Bancshares, Inc. Employee Stock Ownership Plan (with 401(k) provisions)	859,648	7.54%

	Directors and named executive officers
(2)	Tyson T. Abston	138,692	1.22%
(3)	Richard W. Baker	655,500	5.75%
(4)	Jeffrey W. Brown	27,070	*
(5)	James S. Bunch	159,936	1.40%
(6)	Sondra Cunningham	81,022	*
(7)	Bradley K. Drake	220,000	1.93%
(8)	Christopher B. Elliott	127,752	1.12%
(9)	Shalene Jacobson	27,297	*
(10)	Carl Johnson, Jr.	57,200	*
(11)	Kirk L. Lee	245,376	2.15%
(12)	Harold E. Lower, II	42,158	*
(13)	James M. Nolan	55,897	*

	Other executive officers		*
(14)	W. Travis Brown	22,225	*
(15)	Lisa Gallerano	1,731	*
(16)	A. Craig Roberts	53,869	*
(17)	Robert P. Sharp	106,623	*

	All directors and executive officers as a group (16 persons)	2,543,519	22.31%

(1)

Each KSOP participant has the right to direct the KSOP trustee to vote the shares allocated to their account on all matters requiring the vote of our shareholders. In the event that a participant does not direct the KSOP trustee on how to vote their allocated shares, the KSOP trustee will determine how such shares are voted. The KSOP trustee also has the right to vote all shares held by the KSOP that are not allocated to the participants' accounts and may be deemed the beneficial owner thereof. The business address for our KSOP is 16475 Dallas Parkway, Suite 600, Addison, Texas 75001.

(2)

Includes 101,000 shares held by Mr. Abston individually, 100,000 of which have been pledged as collateral to secure outstanding debt obligations and 37,692 shares held by the Company’s KSOP and allocated to Mr. Abston’s account.

(3)	Includes 644,500 shares held by Mr. Baker individually and 11,000 shares held by Mr. Baker's spouse.
(4)

Includes 26,720 shares held in the JBGB Brown FLP, of which Mr. Brown is the general partner, 9,000 of which have been pledged as collateral to secure outstanding debt obligations, and 350 shares held in Mr. Brown's IRA.

(5)	All 159,936 shares are held jointly by Mr. Bunch and his spouse.

(6)	Includes 79,822 shares held by the Company’s KSOP and allocated to Ms. Cunningham's account and 1,200 exercisable options.
(7)	All 220,000 shares are held by Mr. Drake individually, 30,000 of which have been pledged as collateral to secure outstanding debt obligations.
(8)	Includes 19,800 shares held individually by Mr. Elliott, 90,420 shares held jointly by Mr. Elliott and his spouse and 17,532 shares held by Mr. Elliott’s individual retirement account.
(9)

Includes 14,966 shares held by Ms. Jacobson individually, 6,600 of which have been pledged as collateral to secure outstanding debt obligations, 3,775 shares held by the Company’s KSOP and allocated to Ms. Jacobson’s account, 5,400 exercisable options and 3,156 nonvested shares of restricted stock.

(10)	All 57,200 shares are held jointly by Mr. Johnson and his spouse, all of which have been pledged as collateral to secure outstanding debt obligations.
(11)	Includes 125,428 shares held jointly by Mr. Lee and his spouse, 119,948 shares held by the Company’s KSOP and allocated to Mr. Lee’s account.
(12)

Includes 10,491 shares held individually by Mr. Lower, 8,800 of which have been pledged as collateral to secure outstanding debt obligations, 28,429 shares held by the Company's KSOP and allocated to Mr. Lower's account, 1,920 exercisable options and 1,318 nonvested shares of restricted stock.

(13)

Includes 5,156 shares held individually by Mr. Nolan, 20,531 shares held in Nolan 1995 Education Partners Ltd., of which Mr. Nolan is managing member, 28,206 shares held in Club Hill Partners, Ltd., in which Mr. Nolan is general partner and 2,004 shares held in the Mike Nolan Money Purchase Plan Trust, of which Mr. Nolan is a trustee.

(14)

Includes 2 shares held by Mr. Brown individually, 6,308 shares held by the Company’s KSOP and allocated to Mr. Brown's account, 14,600 exercisable options and 1,315 nonvested shares of restricted stock.

(15)	Includes 988 shares held by Ms. Gallerano individually and 309 shares held by the Company’s KSOP and allocated to Ms. Gallerano’s account.
(16)

Includes 9,756 shares held jointly by Mr. Roberts and his spouse, 31,635 shares held by the Company’s KSOP and allocated to Mr. Robert’s account, 11,400 exercisable options and 1,077 nonvested shares of restricted stock.

(17)

Includes 20,250 shares held by Mr. Sharp individually, 48,899 shares held by Robert Patrick Sharp Lifetime Trust, of which Mr. Sharp is a trustee, 30,559 shares held by the Company’s KSOP and allocated to Mr. Sharp’s account and 6,600 exercisable options.

(18)

Represents shares beneficially owned at September 30, 2024, based on the Schedule 13G/A filed by BlackRock, Inc. on November 8, 2024. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power with respect to 601,443 shares and sole dispositive power with respect to 611,693 shares of the Company’s common stock. The mailing address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 and the related regulations require our officers and directors, and anyone owning more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC. We assist our directors and executive officers in complying with these requirements.

Based solely on our review of the copies of such reports we received with respect to fiscal year 2024, we believe that all filing requirements applicable to our directors, executive officers and persons who own more than ten percent of our common stock have been timely complied with in accordance with Section 16(a) of the Exchange Act, except: a Form 4 for Ms. Jacobson, for the purchase of 197 shares, which was filed late through the filing of a Form 5. Additionally, late form 4s were filed for Craig Roberts', Sondra Cunningham's and Mr. Lower's stock option grants during 2024.

PROPOSAL 2 - VOTE ON THE AMENDMENT OF GUARANTY BANCSHARES, INC. 2015 EQUITY INCENTIVE PLAN

Overview

We are asking our stockholders to approve the amendment (the “2015 Plan Amendment”) of our 2015 Equity Incentive Plan (the “2015 Plan”). The 2015 Plan Amendment (a) extends the term during which we may grant stock options under the 2015 Plan to February 18, 2035, (b) eliminates the evergreen mechanism under which the shares available under the 2015 Plan are automatically refreshed each year, and (c) makes certain other administrative changes. At this time, we are not asking our shareholders to approve an increase in the number of shares available for issuance under the 2015 Plan.

Our Board of Directors believes it is in the best interest of the Company and its shareholders that the 2015 Plan Amendment be approved. The 2015 Plan Amendment was approved by the Board of Directors on March 12, 2025, subject to and conditioned on approval of our shareholders within twelve months of such date.

Without shareholder approval of the 2015 Plan Amendment, we cannot grant stock options under 2015 Plan after February 18, 2025. The Board of Directors believes that the 2015 Plan Amendment is necessary to ensure that stock options may be granted under the 2015 Plan after February 18, 2025, in order that the 2015 Plan continue to have a positive impact on employee recruitment, retention and motivation. As of February 28, 2025 (the most recent practicable date), 471,178 shares remained available for issuance under the 2015 Plan.

Assuming approval of the 2015 Plan Amendment, we will continue to be able to grant stock options under the 2015 Plan until the earliest of (a) February 18, 2035, (b) the date that no shares remain available for issuance under the 2015 Plan, and (c) the date the Board of Directors terminates the 2015 Plan.

The Board unanimously recommends a vote “FOR” the approval of the 2015 Plan Amendment.

A working copy of the 2015 Plan, as amended by the 2015 Plan Amendment, is attached hereto as Appendix A. A summary of the principal features of the 2015 Plan, as amended by the 2015 Plan Amendment, follows.

Summary of 2015 Plan as Amended by the 2015 Plan Amendment

The 2015 Plan was originally adopted by our Board of Directors on February 18, 2015, and approved by our shareholders on April 15, 2015.

Purpose. The purpose of our 2015 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to selected employees, directors, and consultants, and to promote the success of our business by offering these individuals an opportunity to acquire a proprietary interest in our success.

Administration. Our Board of Directors or one or more committees appointed by our Board of Directors will administer the 2015 Plan. For this purpose, our Board of Directors has delegated general administrative authority for the 2015 Plan to the Compensation Committee.

Term. The 2015 Plan became effective when it was approved and adopted by our Board of Directors on February 18, 2015. Unless earlier terminated by our Board of Directors in accordance with its terms, the 2015 Plan, as amended by the 2015 Plan Amendment, will continue in effect until the date that all shares issuable under the 2015 Plan have been purchased or acquired; provided, however, that in no event may any stock options be granted under the 2015 Plan after February 18, 2035.

Eligibility. Persons eligible to receive awards under the 2015 Plan include officers, directors, employees, and consultants of the Company and Bank. The Compensation Committee determines from time to time the participants to whom awards will be granted. Approximately 485 employees, 11 non-employee directors, and one consultant are eligible to participate in the 2015 Plan.

Authorized Shares; Limits on Awards. The maximum number of shares of common stock that may be issued or transferred pursuant to awards under the 2015 Plan equals 1,314,000 shares, all of which may be granted as incentive stock options (“ISOs”). If any shares of stock covered by an award granted under the 2015 Plan are not purchased or are forfeited or expire, or if an award otherwise terminates without delivery of any shares of stock subject thereto, or is settled in cash in lieu of shares of stock, then the number of shares of stock counted against the aggregate number of shares of stock available under the 2015 Plan with respect to the award will again be available for issuance pursuant to awards granted under the 2015 Plan. Shares withheld or tendered to satisfy the exercise price or tax withholding obligations related to an award will again be available for issuance pursuant to awards granted under the 2015 Plan.

The maximum number of shares that may be subject to stock options or stock appreciation rights granted to any participant in any calendar year is 300,000. The maximum number of shares that may be subject to restricted stock, restricted stock units, performance shares, performance units, and other stock-based awards granted to any participant in any calendar year is 150,000. The maximum dollar amount that may be subject to cash awards to any participant in any calendar year shall not exceed $2,000,000. Notwithstanding the foregoing, no non-employee direct may receive awards under the 2015 Plan during any calendar year that covers more than (a) 200,000 shares (for stock options and stock appreciation rights (“SARs”)) or (b) 100,000 shares (for restricted stock, restricted stock units, performance shares, performance units, and other stock-based awards).

Each of the foregoing limits (other than the limit on cash awards) is subject to adjustment in the event of a recapitalization, stock dividend, stock split, combination of share, or other changes in our stock.

Currently Outstanding Awards. As of February 28, 2025 (the most recent practicable date), there were 471,178 shares issuable pursuant to outstanding awards under the 2015 Plan.

Adjustments for Changes in Capitalization. In connection with recapitalizations, stock dividends, stock splits, combination of shares, or other changes in the stock, our Compensation Committee will make adjustments that it deems appropriate to the aggregate number of shares of common stock that may be issued under the 2015 Plan and the terms of outstanding awards.

Types of Awards. The 2015 Plan authorizes the grant of stock options, SARs, restricted stock, restricted stock units, performance-based awards, as well as other awards described in the 2015 Plan. The 2015 Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Each award will be reflected in an agreement between the company and the relevant recipient and will be subject to the terms of the 2015 Plan, together with any other terms or conditions contained in the award agreement that are consistent with the 2015 Plan and that the Compensation Committee deems appropriate.

Stock Options. A stock option is the right to purchase shares of common stock at a future date at a specified price per share generally equal to, but no less than, the fair market value of a share on the date of grant. An option may either be an ISO or a non-statutory option (“NSO”). ISOs are taxed differently from NSOs, as described below under “—Federal Income Tax Treatment of Awards under the 2015 Plan.” ISOs also are subject to more restrictive terms and are limited in amount by the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and the 2015 Plan. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Compensation Committee.

Stock Appreciation Rights. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the fair market value of a share of common stock on the date of grant.

Restricted Stock. A restricted stock award is typically for a fixed number of shares of common stock that remain forfeitable unless and until specified conditions are met. Upon satisfaction of the applicable conditions, the holder of a restricted stock award may sell or transfer the shares.

Restricted Stock Units. A restricted stock unit is an award that entitles the recipient to receive a share of our common stock or an amount of cash equal to the fair market value of a share of our common stock upon the satisfaction of applicable restrictions. Restricted stock units are similar to restricted stock; however restricted stock units are a promise to deliver shares or cash, while an award of restricted stock is a grant of actual shares of our common stock subject to transfer restrictions.

Performance-Based Awards. Our Compensation Committee may designate any award, the exercisability or settlement of which is subject to the achievement of performance conditions, as a performance-based award. In connection with the evaluation of performance-based compensation, our Compensation Committee may select one or more specified performance objectives when establishing the performance measures of a performance-based award. The 2015 Plan allows performance objectives to be described in terms of objectives that are related to an individual participant or objectives that are Company-wide or related to divisional or individual goals.

Acceleration of Awards; Possible Early Termination of Awards. Upon a change in control of our Company, outstanding awards under the 2015 Plan will be assumed or substituted on substantially the same terms. However, if the successor corporation does not assume or substitute the outstanding awards, then vesting of these awards will fully accelerate, and in the case of options or SARs, will become immediately exercisable. For this purpose, a change in control is defined to include certain changes in the majority of our board of directors, the sale of all or substantially all of our assets, and the consummation of certain mergers or consolidations.

Transfer Restrictions. Subject to certain exceptions, awards under the 2015 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by that person.

Termination of or Changes to the 2015 Plan. Our Board of Directors may, in its discretion, amend, alter, or terminate the 2015 Plan or any award outstanding under the 2015 Plan at any time and in any manner; provided, however, that outstanding awards may be amended subject to the consent of the holder if the amendment materially and adversely affects the holder. Unless required by applicable law or listing agency rule, shareholder approval for any amendment will not be required. Unless previously terminated by our Board of Directors, the 2015 Plan will continue until the earlier of (a) the date on which shares cease to be available for issuance under the 2015 Plan or (b) the date our Board of Directors terminates the 2015 Plan; provided, however, that stock options may not be granted under the 2015 Plan on or after February 18, 2035.

Federal Income Tax Treatment of Awards under the 2015 Plan

Federal income tax consequences (subject to change) relating to awards under the 2015 Plan are summarized in the following discussion. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

For NSOs, we are generally entitled to deduct (and the optionee recognizes taxable income in) an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. For ISOs, we are generally not entitled to a deduction nor does the participant recognize income at the time of exercise. The current federal income tax consequences of other awards authorized under the 2015 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses and performance share awards are generally subject to tax at the time of payment; cash-based awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. We will generally have a corresponding deduction at the time the participant recognizes income. However, as for those awards subject to ISO treatment, we would generally have no corresponding compensation deduction.

If an award is accelerated under the 2015 Plan in connection with a change in control (as this term is used under the Internal Revenue Code), we may not be permitted to deduct the portion of the compensation attributable to the acceleration, commonly called a parachute payment, if it exceeds certain threshold limits under the Internal Revenue Code (and certain related excise taxes on the individual may be triggered). Furthermore, compensation in excess of $1,000,000 attributable to awards (i) issued after November 2, 2017, (ii) issued before November 3, 2017 that do not qualify as “performance-based” within the meaning of former provisions Section 162(m) of the Internal Revenue Code, or (iii) not falling within any other applicable exceptions, may not be deductible in certain circumstances.

New Plan Benefits

Because awards under the 2015 Plan are discretionary, awards are generally not determinable at this time.

Accounting Treatment

Pursuant to the accounting standards under FASB Accounting Standards Codification Topic 718, the Company will be required to expense all stock-based payments, including grants of stock options, SARs, stock awards, RSUs and all other awards under the 2015 Plan. Accordingly, stock options and SARs which are granted to the Company’s employees and non-employee directors and payable in shares of Company common stock will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will then have to be charged as a direct compensation expense against the Company’s reported earnings over the requisite service period of the award. SARs that are to be settled in cash will be subject to variable mark-to-market accounting until the settlement date. For shares issuable upon the vesting of restricted stock units awarded under the 2015 Plan, the Company will be required to amortize over the vesting period a compensation cost equal to the fair market value of the underlying shares on the date of the award. If any other shares are unvested at the time of their direct issuance, then the fair market value of those shares at that time will be charged to the Company’s reported earnings ratably over the vesting period. Such accounting treatment for restricted stock units and direct stock issuances will be applicable whether vesting is tied to service periods or performance goals, although for performance-based awards, the grant date fair value will initially be determined on the date the performance goal is established and on the basis of the probable outcome of performance goal attainment. The issuance of a fully vested stock bonus will result in an immediate charge to the Company’s earnings equal to the fair market value of the bonus shares on the issuance date.

Finally, it should be noted that the compensation expense accruable for restricted stock and restricted stock unit awards conditioned upon satisfaction of one or more performance goals under the 2015 Plan will, in general, be subject to adjustment to reflect the actual outcome of the applicable performance goals, and any expenses accrued for such restricted stock and restricted stock unit awards will be reversed if the performance goals are not met, unless those performance goals are deemed to constitute market conditions (i.e., because they are tied to the price of shares of our common stock) under FASB Accounting Standards Codification Topic 718.

PROPOSAL 3 - NONBINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

The Compensation Discussion and Analysis appearing earlier in this Proxy Statement describes the executive compensation program and the compensation decisions made by the Compensation and Benefits Committee with respect to the Chief Executive Officer and other officers named in the Summary Compensation Table (who are referred to as the "Named Executive Officers").

This proposal, commonly known as a "Say-on-Pay" proposal, gives you as a shareholder the opportunity to vote on our executive pay program. In accordance with Section 14A of the Exchange Act, the Board of Directors is requesting shareholders to cast a non-binding advisory vote on the following resolution:

"RESOLVED, that the shareholders of Guaranty Bancshares, Inc. approve the compensation paid to the Named Executive Officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and narrative accompanying the tables."

Our executive compensation program is based on a pay for performance philosophy that is designed to support our business strategy and align the interests of our executives with our shareholders. The Board of Directors believes that the link between compensation and the achievement of our long- and short-term business goals has helped our financial performance over time, while not encouraging excessive risk taking.

For these reasons, the Board of Directors is requesting shareholders to support this proposal. While this advisory vote is nonbinding, the Compensation Committee and the Board of Directors value the views of the shareholders and will consider the outcome of this vote in future executive compensation decisions.

The Board of Directors recommends a vote "FOR" approval of the compensation paid to the Company's Named Executive Officers.

PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF WHITLEY PENN LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025

Pursuant to the recommendation of the Audit Committee, the Board has appointed Whitley Penn LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025. Whitley Penn LLP has served as the Company’s independent registered public accounting firm since 2015.

At the annual meeting, the shareholders will be asked to consider and act upon a proposal to ratify the appointment of Whitley Penn LLP. The ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote and present in person or represented by proxy at the annual meeting.

Shareholder ratification of the selection of Whitley Penn LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year is not required by the Company’s bylaws, state law or otherwise. However, the board of directors is submitting the selection of Whitley Penn LLP to the Company’s shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Whitley Penn LLP. Even if the selection of Whitley Penn LLP is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the 2025 fiscal year if it determines that such a change would be in the best interests of the Company and its shareholders.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WHITLEY PENN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

SHAREHOLDER PROPOSALS AND NOMINATIONS

FOR 2026 ANNUAL MEETING

Shareholders interested in submitting a proposal for inclusion in the proxy statement for our 2026 annual meeting may do so by following the procedures set forth in Rule 14a-8 promulgated under the Exchange Act. To be eligible for inclusion, shareholder proposals must be received by us at our principal executive offices, addressed to Guaranty Bancshares, Inc., 16475 Dallas Parkway, Suite 600, Addison, Texas 75001, Attn: Corporate Secretary, no later than December 1, 2025. The proposal and its proponent must satisfy all applicable requirements of Rule 14a-8. However, as the rules of the Securities and Exchange Commission make clear, simply submitting a proposal does not guarantee its inclusion.

In addition, under our bylaws, a shareholder who wishes to nominate an individual for election to our board of directors directly or to propose any business to be considered at an annual meeting (other than matters brought under Rule 14a-8) must deliver advance written notice of that nomination or business to us following certain procedures contained in our bylaws. To be timely, the notice must be received by our Corporate Secretary at our principal executive offices not less than 90 nor more than 120 days before the first anniversary of the date of the 2025 annual meeting, unless our 2026 annual meeting is held on a date that is not within 30 days before or after the first anniversary of the date of the 2025 annual meeting. In that case, to be timely, notice must be delivered not later than the close of business on the fifteenth day following the date on which notice of the date of the 2026 annual meeting is mailed or public disclosure of the date of the 2026 annual meeting is made, whichever occurs first. In addition, shareholders who intend to solicit proxies in support of director nominees other than the Company's nominees must also comply with the additional requirements of SEC Rule 14a-19(b).

To be in proper form, a shareholder’s notice must include all of the information about the proposal or nominee required by our bylaws. You may obtain a copy of our bylaws upon written request to our Corporate Secretary at our principal executive offices. The chairman of the annual meeting may refuse to acknowledge any director nomination or the proposal of any business not made in compliance with the procedures contained in our bylaws.

COST OF ANNUAL MEETING AND PROXY SOLICITATION

We will bear all costs associated with the 2025 annual meeting, including the cost of soliciting proxies. In addition to soliciting proxies by mail, we may solicit proxies by personal interview, telephone, email or other electronic means. No director, officer or employee will be paid any additional compensation for any solicitation activities, although we will reimburse to them any out-of-pocket expenses. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of these proxy materials to the beneficial holders and to request instructions for the execution of proxies, and may reimburse these persons for their related expenses. Proxies are solicited to provide all record holders of our common stock with an opportunity to vote on the matters to be presented at the annual meeting, even if they cannot attend the meeting in person.

ANNUAL REPORT ON FORM 10-K

The Company will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC, to any shareholder upon written request to the attention of our Corporate Secretary, Guaranty Bancshares, Inc., 16475 Dallas Parkway, Suite 600, Addison, Texas 75001. The Company’s Annual Report on Form 10-K is also available free of charge on the Company’s website at gnty.com.

The Company’s Annual Report on Form 10-K, including consolidated financial statements and related notes, for the year ended December 31, 2024, as filed with the SEC, accompanies but does not constitute part of this proxy statement.

OTHER MATTERS

The board of directors does not intend to bring any other matter before the annual meeting and does not know of any other matters that are to be presented for action at the annual meeting. However, if any other matter does properly come before the annual meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

You are cordially invited to attend the annual meeting. Regardless of whether you plan to attend the annual meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.

Appendix A

GUARANTY BANCSHARES, INC.

2015 EQUITY INCENTIVE PLAN

Guaranty Bancshares, Inc. originally adopted the 2014 Stock Option Plan (the “Original Plan”), effective April 16, 2014 and hereby amends, restates and renames the Original Plan in the form of this 2015 Equity Incentive Plan (the “Plan”).

1.
Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to selected Employees, Directors and Consultants and to promote the success of the Company’s business. The Plan provides for the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and Other Stock-Based Awards.
2.
Definitions. For purposes of this Plan, the following terms shall have the following meanings:
(a)
“Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.
(b)
“Applicable Law” means any applicable legal requirements relating to the administration of and the issuance of securities under equity securities-based compensation plans, including, without limitation, the requirements of U.S. state corporate laws, U.S. federal and state securities laws, U.S. federal law, the Code, the laws of Texas, and the requirements of any stock exchange or quotation system upon which the Common Stock may then be listed or quoted and the applicable laws of any other country or jurisdiction where Awards are, or shall be, granted under the Plan. For all purposes of this Plan, references to statutes and regulations shall be deemed to include any successor statutes or regulations, to the extent reasonably appropriate as determined by the Administrator.
(c)
“Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Other Stock‑Based Awards.
(d)
“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(e)
“Awarded Stock” means the Common Stock subject to an Award.
(f)
“Bank” means the Guaranty Bank & Trust, N.A., a national banking association and wholly-owned subsidiary of the Company, or any successor thereto.
(g)
“Board” means the Board of Directors of the Company.
(h)
“Cause” means, with respect to a Participant’s termination by the Bank or the Company as a Service Provider, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Participant and the Bank or the Company, or in the absence of such then-effective written agreement and definition, is based on, in the sole determination of the Administrator, the Participant’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Bank or the Company; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Bank or the Company; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Change in Control, such definition of “Cause” shall not apply until immediately after a Change in Control is consummated. Whether Cause exists, whether Cause is susceptible to correction and whether Cause has been corrected shall be determined in the sole discretion of the Company. Notwithstanding anything in this Plan or in any Award Agreement to the contrary, if the Participant’s status as a Service Provider is terminated without Cause, the Company shall have the sole discretion to later use after-acquired evidence to retroactively re-characterize the prior termination as a termination for Cause if such after-acquired evidence supports such an action. If after-acquired evidence is obtained after a Participant has exercised an Award granted under the Plan, the Company shall repurchase the Shares with no consideration being provided to the Participant other than the exercise price, if applicable.
(i)
“Change in Control” means, except as otherwise defined in an applicable Award Agreement, the occurrence of any of the following events:
(i)
the consummation of a transaction as a result of which any person becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company or the Bank representing fifty percent (50%) or more of the total voting power represented by the Company’s or the Bank’s then outstanding voting securities. For the purposes of this paragraph (i), the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude:
(1)
a trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate of the Company;
(2)
a corporation or other entity owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of common stock of the Company;
(3)
the Company; and
(4)
a corporation or other entity of which at least a majority of its combined voting power is owned directly by the Company;
(ii)
the consummation of the sale, lease, transfer or other disposition by the Company or the Bank of all or substantially all of the assets of either the Company or the Bank to any third party other than (A) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (B) to a corporation or other entity owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the common stock of the consolidation or corporate reorganization which does not result in a Change in Control as defined herein;
(iii)
a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For the purpose of this paragraph, if any person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same person will not be considered a Change in Control;
(iv)
a complete winding up, liquidation or dissolution of the Company or the Bank; or
(v)
the consummation of a merger or consolidation of the Company or the Bank with or into any other entity or any other corporate reorganization, other than a merger, consolidation or other corporate reorganization that would result in the voting securities of the Company or the Bank outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or the Bank, or such surviving entity or its parent outstanding immediately after such merger, consolidation or other corporate reorganization, but excluding any series of transactions that the Administrator determines shall not be a Change in Control.

Notwithstanding any provision of this Section 2(i) to the contrary, a transaction shall not constitute a Change in Control if its sole purpose is to change the legal jurisdiction of the Company's or the Bank’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the securities of the Company or the Bank immediately before such transaction. In addition, a sale by the Company of its securities in a transaction, the primary purpose of which is to raise capital for the Company’s or the Bank’s operations and business activities, including, without limitation, an initial public offering of Shares under the Securities Act or other Applicable Law shall not constitute a Change in Control.

(j)
“Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
(k)
“Committee” means a committee of Directors or other individuals satisfying Applicable Law appointed by the Board in accordance with Section 4 hereof.
(l)
“Common Stock” means the common stock of the Company, par value $1.00 per share, or in the case of Performance Units, Restricted Stock Units, and certain Other Stock-Based Awards, the cash equivalent thereof, as applicable.
(m)
“Company” means Guaranty Bancshares, Inc., a Texas corporation, or any successor thereto.
(n)
“Consultant” means any natural person, including an advisor, who is engaged by the Company, or any Parent or Subsidiary, to render bona fide consulting or advisory services to such entity and who is compensated for those services; provided, however, that the term “Consultant” does not include (i) Employees, (ii) Directors who are paid only a director’s fee by the Bank or the Company or who are not compensated by the Bank or the Company for their services as Directors, (iii) securities promoters, (iv) independent agents, franchisees and salespersons who do not have employment relationships with the Company from which they derive at least fifty percent (50%) of their annual income, or (v) any other person who would not be a “consultant” or “advisor” as defined under Rule 701 of the Securities Act or any applicable rulings or regulations interpreting Rule 701.
(o)
“Date of Grant” means the date an Award is granted to a Participant in accordance with Section 16 hereof.
(p)
“Director” means a member of the Board.
(q)
“Disability” means a total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its sole discretion may determine whether a total and permanent disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(r)
“Dividend Equivalent” means a credit, made at the sole discretion of the Administrator, to the account of a Participant in an amount equal to the value of dividends paid on one Share for each Share represented by an Award held by such Participant. Under no circumstances shall the payment of a Dividend Equivalent be made contingent on the exercise of an Option or Stock Appreciation Right.
(s)
“Employee” means any person, including officers and Directors, employed by the Company or the Bank, or any Parent or Subsidiary. A person shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company, the Bank or any Parent or Subsidiary, including sick leave, military leave, or any other personal leave, or (ii) transfers between locations of the Company, the Bank or any Parent or Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or the Bank is not so guaranteed, then three (3) months following the ninety first (91st) day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company, the Bank or any Parent or Subsidiary shall be sufficient to constitute “employment” by the Company, the Bank or any Parent or Subsidiary.
(t)
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(u)
“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The terms and conditions of any Exchange Program shall be determined by the Administrator in its sole discretion.

(v)
“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)
if the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)
if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean of the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or any other source as the Administrator deems reliable; or
(iii)
in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.
(iv)
Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.
(w)
“Incentive Stock Option” means an Option intended to qualify and receive favorable tax treatment as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.
(x)
“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(y)
“Option” means an option to purchase Common Stock granted pursuant to the Plan.
(z)
“Other Stock-Based Awards” means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 12.
(aa)
“Outside Director” means an “outside director” within the meaning of Section 162(m) of the Code.
(bb)
“Parent” means a “parent corporation” with respect to the Company or the Bank, whether now or hereafter existing, as defined in Section 424(e) of the Code.
(cc)
“Participant” means a Service Provider who has been granted an Award under the Plan.
(dd)
“Performance Goals” means goals which have been established by the Committee in connection with an Award and are based on one or more of the following criteria,

as determined by the Committee in its absolute and sole discretion: growth in interest income and expense; net-income; net interest margin; efficiency ratio; reduction in non-accrual loans and non-interest expense; growth in non-interest income and ratios to earnings assets; net revenue growth and ratio to earning assets; capital ratios; asset or liability interest rate sensitivity and gap; effective tax rate; deposit growth and composition; liquidity management; securities portfolio (value, yield, spread, maturity, or duration); earning asset growth and composition (loans, securities); non-interest income (e.g., fees, premiums and commissions, loans, wealth management, treasury management, insurance, funds management); overhead ratios, productivity ratios; credit quality measures; return on assets; return on equity; economic value of equity; compliance and regulatory ratings; internal controls; enterprise risk measures (e.g., interest rate, loan concentrations, portfolio composition, credit quality, operational measures, compliance ratings, balance sheet, liquidity, insurance); volume in production or loans; cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; profit margin; earnings per Share; operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per Share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s common shares; return on investment; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; customer satisfaction; or total return to stockholders.
(ee)
“Performance Period” means the time period during which the Performance Goals or performance objectives must be met.
(ff)
“Performance Share” means Shares issued pursuant to a Performance Share Award under Section 10 of the Plan.
(gg)
“Performance Unit” means, pursuant to Section 10 of the Plan, an unfunded unsecured promise to deliver Shares, cash or other securities equal to the value set forth in the Award Agreement.
(hh)
“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of Performance Goals or other target levels of performance, or the occurrence of other events as determined by the Administrator.
(ii)
“Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 8 or issued pursuant to the early exercise of an Option.
(jj)
“Restricted Stock Unit” means, pursuant to Sections 4 and 11 of the Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the Fair Market Value of one Share in the Company on the date of vesting or settlement, or as otherwise set forth in the Award Agreement.

(kk)
“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b‑3, as in effect when discretion is being exercised with respect to the Plan.
(ll)
“Section 16(b)” means Section 16(b) of the Exchange Act.
(mm)
“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
(nn)
“Service Provider” means an Employee, Director or Consultant to the Bank or the Company.
(oo)
“Share” means a share of Common Stock, as adjusted in accordance with Section 15 hereof.
(pp)
“Stock Appreciation Right” or “SAR” means, pursuant to Section 9 of the Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the difference between the Fair Market Value of a Share as of the date such SAR is exercised/settled and the Fair Market Value of a Share as of the date such SAR was granted, or as otherwise set forth in the Award Agreement.
(qq)
“Subsidiary” means a “subsidiary corporation” with respect to the Company or the Bank, whether now or hereafter existing, as defined in Section 424(f) of the Code.
3.
Stock Subject to the Plan.
(a)
Basic Limitation. Subject to the provisions of Section 15 hereof, the maximum aggregate number of Shares that may be issued pursuant to all Awards under the Plan shall not exceed one million three hundred and fourteen thousand (1,314,000) Shares, all of which may be subject to Incentive Stock Option treatment. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if Shares are tendered or withheld to satisfy any withholding obligations of the Company, the number of Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan.
(b)
Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of the Award or the forfeited or repurchased Shares shall again be available for grant under the Plan.
(c)
Share Reserve. The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(d)
Shares under Plans of Acquired Companies. Shares issued or transferred pursuant to an Award granted in substitution for outstanding awards, or in connection with assumed awards, previously granted by a company or other entity acquired by the Company or with which the Company combines, shall not count against the limits in the first sentence of Section 3(a) hereof.
4.
Administration of the Plan.
(a)
Procedure.
(i)
Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.
(ii)
Section 162(m). To the extent that the Administrator determines it to be desirable and necessary to qualify Awards granted under this Plan as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more Outside Directors.
(iii)
Rule 16b-3. If a transaction is intended to be exempt under Rule 16b-3 of the Exchange Act, it shall be structured to satisfy the requirements for exemption under Rule 16b-3.
(iv)
Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee constituted to satisfy Applicable Law.
(v)
Delegation of Authority for Day‑to‑Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.
(b)
Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:
(i)
to determine the Fair Market Value of Awards;
(ii)
to select the Service Providers to whom Awards may be granted hereunder;
(iii)
to determine the number of Shares to be covered by each Award granted hereunder;
(iv)
to approve the forms of Award Agreement for use under the Plan;
(v)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder including, but not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on Performance Goals or other performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, any non-competition restrictions, and any other restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
(vi)
to reduce, with or without Participant consent, the exercise price of any Award to the then Fair Market Value (or higher value) if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted;
(vii)
to institute an Exchange Program;
(viii)
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to the creation and administration of sub-plans;
(ix)
to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Participants to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;
(x)
to amend the terms of any outstanding Award, including the discretionary authority to extend the post‑termination exercise period of Awards and accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions, provided that any amendment that would adversely affect the Participant’s rights under an outstanding Award shall not be made without the Participant’s written consent. Notwithstanding the foregoing, an amendment shall not be treated as adversely affecting the rights of the Participant if the amendment causes an Incentive Stock Option to become a Nonstatutory Stock Option or if the amendment is made to the minimum extent necessary to avoid the adverse tax consequences of Section 409A of the Code;
(xi)
to include a provision whereby the Participant may elect at any time while a Service Provider to exercise any part or all of the Option prior to full vesting of the Option, and any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Bank or the Company or to any other restriction the Administrator determines to be appropriate;
(xii)
to correct administrative errors;
(xiii)
to construe and interpret the terms of the Plan and Award granted pursuant to the Plan;
(xiv)
to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to the Participant under an Award;
(xv)
to determine whether Awards shall be settled in Shares, cash or in a combination of Shares and cash;

(xvi)
to determine whether Awards shall be adjusted for Dividend Equivalents;
(xvii)
to create Other Stock-Based Awards for issuance under the Plan;
(xviii)
to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;
(xix)
to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;
(xx)
to establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of Performance Goals or other performance criteria, or other event that absent the election, would entitle the Participant to payment or receipt of Shares or other consideration under an Award; and
(xxi)
to make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. However, the Administrator may not exercise any right or power reserved to the Board.

(c)
Delegation of Authority to Officers. Subject to Applicable Law, the Administrator may delegate limited authority to specified officers of the Bank to execute on behalf of the Company and/or the Bank any instrument required to effect an Award previously granted by the Administrator.
(d)
Effect of Administrator’s Decision. All decisions, determinations, actions and interpretations of the Administrator shall be final, conclusive and binding on all persons having an interest in the Plan.
(e)
Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as officers or Employees of the Company or the Bank, members of the Board and any officers or Employees of the Company to whom authority to act for the Board, the Administrator or the Company or the Bank is delegated shall be defended and indemnified by the Company or the Bank to the extent permitted by law. Such indemnification shall cover all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding. Notwithstanding the foregoing, such indemnification shall not include any matters to which it shall be adjudged in the claim, investigation, action, suit or proceeding that the subject person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company or the Bank, in writing, the opportunity at the Company’s or the Bank’s expense to defend the same.
5.
Eligibility.
(a)
General Rule. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, and Other Stock-Based Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
(b)
Shareholder with Ten-Percent Holdings. An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding securities of the Company or any Parent or Subsidiary shall not be eligible for the grant of an Incentive Stock Option unless (i) the exercise price is at least one hundred ten percent (110%) of the Fair Market Value on the Date of Grant, and (ii) the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Date of Grant. For purposes of this Section 5(b), in determining ownership of securities, the attribution rules of Section 424(d) of the Code shall apply.
6.
Limitations
(a)
$100,000 Limitation for Incentive Stock Options. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding a designation of an Option as an Incentive Stock Option, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds U.S. $100,000, such Options with respect to such Shares exceeding such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Date of Grant.
(b)
Special Annual Limits. Subject to Section 15 of the Plan, the maximum number of Shares that may be subject to Options or Stock Appreciation Rights granted to any Service Provider in any calendar year shall equal 300,000 Shares and contain an exercise price equal to the Fair Market Value of the Common Stock as of the date of grant. Subject to Section 15 of the Plan, the maximum number of Shares that may be subject to Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards granted to any Service Provider in any calendar year shall equal 150,000 Shares. Subject to Section 15 of the Plan, the maximum dollar amount that may be subject to cash awards granted to any Service Provider in any calendar year shall equal $2,000,000. Notwithstanding the foregoing Share limitations to the contrary, and subject to Section 15 of the Plan, any Award to a Service Provider who is a non-employee Director shall not exceed the following Share limitations per calendar year: (i) 200,000 Shares (for Options and Stock Appreciation Rights) (ii) 100,000 Shares (for Restricted

Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards).
7.
Options.
(a)
Term of Option. The Award Agreement shall specify the term of the Option; provided, however, that the term shall not exceed ten (10) years from the Date of Grant, and a shorter term may be required by Section 5(b) hereof. Subject to the preceding sentence, the Administrator in its sole discretion shall determine when an Option is to expire.
(b)
Exercise Price. Each Award Agreement shall specify the exercise price. The exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the Date of Grant, and a higher percentage may be required by Section 5(b) hereof. Subject to the preceding sentence, the exercise price under any Option shall be determined by the Administrator in its sole discretion. The exercise price shall be payable in accordance with Section 7(d) hereof and the applicable Award Agreement. Notwithstanding anything to the contrary in the foregoing or in Section 5(b), in the event of a transaction described in Section 424(a) of the Code, then, consistent with Section 424(a) of the Code, Incentive Stock Options may be issued at an exercise price other than as required by the foregoing and Section 5(b).
(c)
Exercisability. At the time an Option s granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. The Administrator, in its sole discretion, may accelerate the satisfaction of such conditions at any time.
(d)
Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant.
(i)
General Rule. The entire exercise price for Shares issued under the Plan shall be payable in cash or cash equivalents at the time when the Shares are purchased, except as otherwise provided in this Section 7(d).
(ii)
Services Rendered. At the sole discretion of the Administrator and to the extent so provided in the agreements evidencing Awards of Shares under the Plan, Shares may be awarded under the Plan in consideration of services rendered to the Company or any Parent or Subsidiary prior to the Award.
(iii)
Net Exercise. At the sole discretion of the Administrator, consideration may be paid in the form of a “net exercise,” such that, without the payment of any funds, the Participant may exercise the Option and receive the net number of Shares equal to (A) the number of Shares as to which the Option is being exercised, multiplied by (B) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the exercise price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares);

(iv)
Other Forms of Consideration. At the sole discretion of the Administrator, all or a portion of the exercise price may be paid by any other form of consideration and method of payment to the extent permitted by Applicable Law, including through the tender of other Shares with a Fair Market Value equal to the exercise price per Share.
(e)
Exercise Procedure. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as may be determined by the Administrator and as set forth in the Award Agreement; provided, however, that an Option shall not be exercised for a fraction of a Share.
(i)
An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option and (B) full payment for the Shares with respect to which the Option is exercised (including provision for any applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator in accordance with Section 7(d) hereof and permitted by the Award Agreement.
(ii)
Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan or the applicable Award Agreement.
(iii)
Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.
(f)
Termination of Service (other than by death).

(i) If a Participant ceases to be a Service Provider for any reason other than death, then the Participant’s Options shall expire on the earlier of:

(A)
The expiration date determined by Section 7(a) hereof; or
(B)
The ninetieth (90th) day following the termination of the Participant’s relationship as a Service Provider for any reason other than Disability or Cause, or such other date as the Administrator may determine and specify in the Award Agreement; provided that no Option that is exercised after the ninetieth (90th) day following the termination of the Participant’s relationship as an Employee for any reason other than Disability or Cause shall be treated as an Incentive Stock Option;
(C)
The last day of the twelve (12) month period following the termination of the Participant’s relationship as a Service Provider by reason of Disability, or such other date as the Administrator may determine and specify in the Award Agreement; provided that no Option that is exercised after the last day of the twelve (12) month period following the termination of the Participant’s relationship as an Employee shall be treated as an Incentive Stock Option; or
(D)
The Participant’s date of the termination as a Service Provider if such termination is for Cause.
(ii)
Following the termination of the Participant’s relationship as a Service Provider, the Participant may exercise all or any part of the Participant’s Option at any time before the expiration of the Option as set forth in Section 7(f)(i) hereof, but only to the extent that the Option was vested and exercisable as of the date of termination of the Participant’s relationship as a Service Provider (or became vested and exercisable as a result of the termination). Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Participant does not exercise his Option as to all of the vested Shares within the time specified by the Award Agreement, the Option shall terminate, and the remaining Shares covered by the Option shall revert to the Plan.
(iii)
In the event that the Participant dies after the termination of the Participant’s relationship as a Service Provider but before the expiration of the Participant’s Option as set forth in Section 7(f)(i) hereof, all or part of the Option may be exercised (prior to expiration) by the executors or administrators of the Participant’s estate or by any person who has acquired the Option directly from the Participant by beneficiary designation, bequest or inheritance, but only to the extent that the Option was vested and exercisable as of the termination date of the Participant’s relationship as a Service Provider (or became vested and exercisable as a result of the termination). If the Option is not exercised as to all of the vested Shares within the time specified by the Administrator, the Option shall terminate, and the remaining Shares covered by such Option shall revert to the Plan.
(g)
Death of Participant.

(i) If a Participant dies while a Service Provider, then the Participant’s Option shall expire on the earlier of the following dates:

(A)
The expiration date determined by Section 7(a) hereof; or
(B)
The last day of the twelve (12) month period following the Participant’s death, or such later date as the Administrator may determine and specify in the Award Agreement.
(ii)
All or part of the Participant’s Option may be exercised at any time before the expiration of the Option as set forth in Section 7(g)(i) hereof by the executors or administrators of the Participant’s estate or by any person who has acquired the Option directly from the Participant by beneficiary designation, bequest or inheritance, but only to the extent that the Option was vested and exercisable as of the date of the Participant’s death or had become vested and exercisable as a result of the death. Any remaining Options that are unvested as of the date of the Participant’s death, or that did not become vested and exercisable as a result of the Participant’s death, shall be immediately forfeited upon the Participant’s death. If the Option is not exercised as to all of the vested Shares within the time specified by the Administrator, the Option shall terminate, and the remaining Shares covered by such Option shall revert to the Plan.
8.
Restricted Stock.
(a)
Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, shall determine.
(b)
Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, shall determine. Unless the Administrator determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on the Shares have lapsed.
(c)
Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Award made under the Plan shall be released from escrow as soon as practical after the last day of the Period of Restriction. The Administrator, in its sole discretion, may accelerate the time at which any restrictions shall lapse or be removed.
(d)
Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(e)
Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.
(f)
Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.
9.
Stock Appreciation Rights
(a)
Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan, including the sole discretion to accelerate exercisability at any time.
(b)
SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(c)
Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, as set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Sections 7(f) and 7(g) shall also apply to SARs.
(d)
Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(i)
The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(ii)
The number of Shares with respect to which the SAR is exercised.
(iii)
At the sole discretion of the Administrator, the payment upon the exercise of a SAR may be in cash, in Shares of equivalent value, or in some combination thereof.
10.
Performance Units and Performance Shares.
(a)
Grant of Performance Units and Performance Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as shall be determined by the Administrator in its sole discretion. The Administrator shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Service Provider.
(b)
Value of Performance Units and Performance Shares. Each Performance Unit shall have an initial value established by the Administrator on or before the date of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.
(c)
Performance Objectives and Other Terms. The Administrator shall set Performance Goals or other performance objectives in its sole discretion which, depending on the extent to which they are met, shall determine the number or value of Performance Units and Performance Shares that shall be paid out to the Participant. Each award of Performance Units or Performance Shares shall be evidenced by an Award Agreement that shall specify the Performance Period and such other terms and conditions as the Administrator in its sole discretion shall determine. The Administrator may set Performance Goals or performance objectives based upon the achievement of Company‑wide, divisional, or individual goals (including solely continued service), applicable federal or state securities laws, or any other basis determined by the Administrator in its sole discretion.
(d)
Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or performance objectives have been achieved. After the grant of Performance Units or Performance Shares, the Administrator, in its sole discretion, may reduce or waive any performance objectives for the Performance Unit or Performance Share.

(e)
Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units and Performance Shares shall be made after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares, as applicable, at the close of the applicable Performance Period) or in a combination of cash and Shares.
(f)
Cancellation of Performance Units or Performance Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units and Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.
11.
Restricted Stock Units. Restricted Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in a lump sum, installments or on a deferred basis, in accordance with rules and procedures established by the Administrator
12.
Other Stock-Based Awards. Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock-Based Awards shall be made, the amount of such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards, including any dividend or voting rights and whether the Award should be paid in cash.
13.
Leaves of Absence. Unless otherwise determined by the Administrator and subject to Applicable Law, vesting of Awards granted under this Plan shall be suspended during any unpaid leave of absence and shall resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, however, that no vesting credit shall be awarded for the time vesting has been suspended during such leave of absence. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not guaranteed by statute or contract, then at the end of three (3) months following the expiration of the leave of absence, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.
14.
Nontransferability of Awards. Unless otherwise determined by the Administrator and provided in the applicable Award Agreement (or be amended to provide), no Award shall be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner (whether by operation of law or otherwise) other than by will or applicable laws of descent and distribution or (except in the case of an Incentive Stock Option) pursuant to a qualified domestic relations order, and shall not be subject to execution, attachment, or similar process. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate. Upon any attempt to pledge, assign, hypothecate, transfer, or otherwise dispose of any Award or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or attachment or similar process upon the rights and privileges conferred by this Plan, such Award shall thereupon terminate and become null and void. Awards may be exercised during the lifetime of the Participant only by the Participant.
15.
Adjustments; Dissolution or Liquidation; Change in Control.
(a)
Adjustments. In the event of any change in the outstanding Shares of Common Stock by reason of any stock split, stock dividend or other non‑recurring dividends or distributions, recapitalization, merger, consolidation, spin‑off, combination, repurchase or exchange of stock, reorganization, liquidation, dissolution or other similar corporate transaction that affects the Common Stock, an adjustment shall be made, as the Administrator deems necessary or appropriate, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Such adjustment may include an adjustment to the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, the number and class of Shares issuable pursuant to Options, and the numerical limits in Sections 3 and 6(b). Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.
(b)
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator, in its sole discretion, may provide for a Participant to have the right to exercise his or her Award, to the extent applicable, until fifteen (15) days prior to the proposed dissolution or liquidation as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award will terminate immediately prior to the consummation of such proposed action.
(c)
Change in Control. This Section 15(c) shall apply except to the extent otherwise provided in the Award Agreement.
(i)
Stock Options and SARs. In the event of a Change in Control, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. Unless determined otherwise by the Administrator, if the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR is not assumed or substituted on the Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this Section 15(c)(i), the Option or SAR shall be considered assumed if, following the Change in Control, the option or SAR confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the Change in Control, the consideration (whether securities, cash, or property) received in the Change in Control by holders of Common

Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). However, if the consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the Change in Control. Notwithstanding anything in this Plan to the contrary, an Award that vests, is earned, or is paid‑out upon the satisfaction of one or more performance objectives shall not be considered assumed if the Company or its successor modifies any of the performance objectives without the Participant’s consent; provided, however, a modification to performance objectives only to reflect the successor corporation’s post‑Change in Control corporate structure shall not be deemed to invalidate an otherwise valid Award assumption.
(ii)
Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units and Other Stock-Based Awards. In the event of a Change in Control, each outstanding Award of Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, and Other Stock‑Based Award shall be assumed or an equivalent Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, and Other Stock-Based Award shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. Unless determined otherwise by the Administrator, if the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in the Award, including as to Shares or Units that would not otherwise be vested, all applicable restrictions shall lapse, and all performance objectives and other vesting criteria shall be deemed achieved at targeted levels. For the purposes of this Section 15(c)(ii), an Award of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and Other Stock-Based Awards shall be considered assumed if, following the Change in Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control (and if a Restricted Stock Unit or Performance Unit, for each Share as determined based on the then current value of the unit), the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). However, if the consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide that the consideration to be received for each Share (and if a Restricted Stock Unit or Performance Unit, for each Share as determined based on the then current value of the unit) be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control. Notwithstanding anything in this Plan to the contrary, an Award that vests, is earned, or is paid‑out upon the satisfaction of one or more performance objectives shall not be considered assumed if the Company or its successor modifies any of the performance objectives without the Participant’s consent; provided, however, a modification to the performance objectives only to reflect the successor corporation’s post‑Change in Control corporate structure shall not be deemed to invalidate an otherwise valid Award assumption.

(iii)
Outside Director Awards. Notwithstanding any provision of Sections 15(c)(i) or 15(c)(ii) to the contrary, with respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following the assumption or substitution, the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in and have the right to exercise his Options and Stock Appreciation Rights as to all of the Award, including Shares as to which such Awards would not otherwise be vested or exercisable, and all restrictions on Restricted Stock and Restricted Stock Units, as applicable, shall lapse, and, with respect to Performance Shares, Performance Units, and Other Stock-Based Awards, all performance goals and other vesting criteria shall be deemed achieved at target levels and all other terms and conditions met.
(d)
Reservation of Rights. Except as provided in this Section 15 and in the applicable Award Agreement, a Participant shall have no rights by reason of (i) any subdivision or consolidation of Shares or other securities of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of Shares or other securities of any class. Any issuance by the Company of equity securities of any class, or securities convertible into equity securities of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares. The grant of an Award shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.
16.
Date of Grant. The Date of Grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination to grant the Award, or such other later date as is determined by the Administrator; provided, however, that the Date of Grant of an Incentive Stock Option shall be no earlier than the date on which the Service Provider becomes an Employee. Notice of the determination shall be provided to each participant within reasonable time after the date of such grant.
17.
Board and Shareholder Approval; Term of Plan.
(a)
Approval by Shareholders. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. Such approval by shareholders of the Company shall be obtained in the degree and manner required under Applicable Law.
(b)
Term of the Plan. Subject to approval by shareholders of the Company in accordance with Section 17(a) hereof, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 hereof. In the event that the shareholders of the Company fail to approve the Plan within twelve (12) months prior to or after its adoption by the Board, any Options that have been granted and any Shares that have been awarded or purchased under the Plan shall be rescinded, and no additional Options shall be granted thereafter. Unless sooner terminated under Section 18 hereof, the Plan shall continue in effect until the date that all Shares issuable under the Plan have been purchased or acquired in accordance with the Plan; provided, however, that in no event may any Options be granted under the Plan after February 18, 2035.

18.
Amendment and Termination of the Plan.
(a)
Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate the Plan. Notwithstanding the foregoing, the Board shall obtain approval of the shareholders of any Plan amendment if required by Applicable Law.
(b)
Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan shall materially and adversely impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination. Notwithstanding the foregoing, or anything in the Plan to the contrary, the Administrator shall have unilateral authority to amend an Award, without Participant consent, to the minimum extent necessary to comply with Section 409A of the Code and such amendment shall not be deemed to materially impair the rights of such Participant.
19.
Conditions upon issuance of shares.
(a)
Legal Compliance. Notwithstanding any other provision of the Plan or any agreement entered into by the Company or the Bank pursuant to the Plan, neither the Company nor the Bank shall be obligated, and shall have no liability for failure to deliver any Shares under the Plan unless the issuance and delivery of Shares comply with (or are exempt from) all Applicable Law, including, without limitation, the Securities Act, U.S. state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
(b)
Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving the Award to represent and warrant at the time any such exercise or receipt that the Shares are being acquired only for investment purposes and without any present intention to sell, transfer, or distribute the Shares if, in the opinion of counsel for the Company, such representation is required.

(c) Taxes. No Shares shall be delivered under the Plan to any Participant or other person until the Participant or other person has made arrangements as the Administrator may require for the satisfaction of any U.S. federal, state, local or non-U.S. income and employment tax withholding obligations, including without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award, the Company shall withhold or collect from the Participant an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award. Without limiting the generality of the foregoing, upon the exercise or settlement of any Award, the Company or the Bank shall have the right to withhold taxes from any compensation or other amounts that the Bank may owe to the Participant, or to require the Participant to pay to the Company or the Bank the amount of any taxes that the Company or the Bank may be required to withhold with respect to the Shares issued to the Participant.

20.
Severability. Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.
21.
Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
22.
No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon any Participant any right to continue his or her relationship as a Service Provider with the Bank or the Company for any period of specific duration or interfere in any way with his or her right or the right of the Bank or the Company (or any Parent or Subsidiary employing or retaining the Participant), which rights are hereby expressly reserved by each, to terminate such relationship at any time, with or without cause, and with or without notice.
23.
Unfunded Obligation. This Section 23 shall only apply to Awards that are not settled in Shares. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Parent or Subsidiary shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations under this Plan. Any investments or the creation or maintenance of any trust for any Participant account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Parent or Subsidiary and Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or Parent or Subsidiary. The Participants shall have no claim against the Company or any Parent or Subsidiary for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.
24.
No Rights to Awards. No Participant, eligible Service Provider, or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of a Service Provider, Participant, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.
25.
No Stockholder Rights. Except as otherwise provided in an Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by an Award until the Participant becomes the record owner of the Shares.

26.
Fractional Shares. No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down as appropriate.
27.
Governing Law. The Plan, all Award Agreements, and all related matters, shall be governed by the laws of the State of Texas, without regard to choice of law principles that direct the application of the laws of another state.
28.
Minimum Regulatory Capital Requirements. Notwithstanding any provision of this Plan or any agreement to the contrary, Awards granted under the Plan will expire or be forfeited, to the extent not exercised or settled, within forty-five (45) days following the receipt of notice from the Company’s and/or the Bank’s primary federal or state regulator (“Regulator”) that (i) the Company and/or the Bank has not maintained its minimum capital requirements (as determined by the Regulator); and (ii) the Regulator is requiring termination or forfeiture of the Awards. Upon receipt of such notice from the Regulator, the Company and/or the Bank will promptly notify each Participant that such Awards have become fully exercisable and vested to the full extent of the grant and that the Participant must exercise the Award or the Award must be settled, as applicable, prior to the end of the 45-day period or such earlier period as may be specified by the Regulator or the Participant will forfeit such Awards. In case of forfeiture, no Participant will have a cause of action, of any kind or nature, with respect to the forfeiture against the Company, the Bank or any Parent or Subsidiary. None of the Company, the Bank, or any Parent or Subsidiary will be liable to any Participant due to the failure or inability of the Company and/or the Bank to provide adequate notice to the Participant.
29.
Section 409A. It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Administrator specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The following rules shall apply to Awards intended to be subject to Section 409A of the Code (“409A Awards”):
(a)
Any distribution of a 409A Award following a separation from service that would be subject to Section 409A(a)(2)(A)(i) of the Code as a distribution following a separation from service of a “specified employee” (as defined under Section 409A(a)(2)(B)(i) of the Code) shall occur no earlier than the expiration of the six‑month period following such separation from service.
(b)
In the case of a 409A Award providing for distribution or settlement upon vesting or lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in the Plan or Award Agreement or other governing document, the distribution or settlement shall be made no later than March 15 of the calendar year following the calendar year in which such 409A Award vested or the risk of forfeiture lapsed.
(c)
In the case of any distribution of any other 409A Award, if the timing of such distribution is not otherwise specified in the Plan or Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.

30.
Construction. Headings in this Plan are included for convenience and shall not be considered in the interpretation of the Plan. References to sections are to Sections of this Plan unless otherwise indicated. Pronouns shall be construed to include the masculine, feminine, neutral, singular or plural as the identity of the antecedent may require. This Plan shall be construed according to its fair meaning and shall not be strictly construed against the Company.
31.
Compensation Recoupment. All compensation and Awards payable or paid under the Plan and any sub-plans shall be subject to the Company’s ability to recover incentive-based compensation from executive officers, as is required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations or rules promulgated thereunder, or any other “clawback” provision required by Applicable Law or the listing standards of any applicable stock exchange or national market system.

Guaranty Bancshares, Inc.

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 p.m., Central Time, on May 21, 2025.

Online
Go to www.envisionreports.com/GNTY or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/GNTY

Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and votes FOR Proposals 2, 3, and 4.

1. Election of Directors: To elect the following persons to serve as Class I directors of Guaranty Bancshares, Inc. to serve for a term of three years or until their successors are duly elected and qualified:

	For	Against	Abstain
01 - Bradley K. Drake	☐	☐	☐
02 - Carl Johnson, Jr.	☐	☐	☐
03 - Kirk L. Lee	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please execute this Proxy exactly as your name appears below. When shares are held by two or more persons as joint tenants, both or all should sign. When signing as attorney, executor, administrator, trustee or guardian or in another fiduciary capacity or representative capacity, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

3 3 B M 6 4 1 6 7 4

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

044IGC

2025 Annual Meeting Admission Ticket

2025 Annual Meeting of Guaranty Bancshares, Inc. Shareholders

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/GNTY

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Guaranty Bancshares, Inc.

Notice of 2025 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — May 21, 2025

The undersigned hereby appoints Tyson T. Abston and Kirk L. Lee, and each of them, with power of substitution to each, to be the attorneys and proxies of the undersigned at the Annual Meeting of Shareholders (the 'Meeting') of Guaranty Bancshares, Inc., Addison, Texas (the 'Company'), which will be held in person on Wednesday, May 21, 2025, at 1:00 p.m., Central Time at Guaranty Bank & Trust, 100 West Arkansas Street, Mount Pleasant, Texas 75455, and any adjournment(s) thereof, and to represent and vote, as designated below, all of the shares of common stock of the Company held of record by the undersigned on March 24, 2025, granting unto such attorneys and proxies, and to each of them and to their substitutes full power and authority to act for and in the name of the undersigned at such meeting and all adjournments thereof.

IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF THE PROXY IS DULY EXECUTED AND RETURNED, BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED 'FOR' ELECTION OF THE THREE CLASS I DIRECTOR NOMINEES, 'FOR' THE VOTE ON THE AMENDMENT OF THE 2015 EQUITY INCENTIVE PLAN, 'FOR' THE NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS AND 'FOR' THE RATIFICATION OF THE APPOINTMENT OF WHITLEY PENN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE MEETING.

This Proxy may be revoked at any time before it is voted. Revocation may be effected by (i) written notice to the Company addressed to Guaranty Bancshares, Inc., 16475 Dallas Parkway, Suite 600, Addison, Texas 75001, Attn: Corporate Secretary, (ii) a subsequently dated proxy, (iii) logging into www.envisionreports.com/GNTY or calling 1-800-652-VOTE (8683) and following the instructions, or (iv) attending the annual meeting and voting in person at the annual meeting. No revocation will be effective until received by the Company at or prior to the Meeting. Such revocation will not affect a vote on any matters taken prior thereto. This proxy shall survive the disability of the undersigned.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.